Exhibit 3.1
                RESTATED CERTIFICATE OF INCORPORATION

                                   OF

                        PAINE WEBBER GROUP INC.



       Paine Webber Group Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

       1. The name of the corporation is Paine Webber Group
Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 30, 1973, under the name Paine Webber
Incorporated.

       2. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this corporation as heretofore amended or supplemented and there is no discrepancy between these provisions and the provisions of this Restated Certificate of Incorporation, except that the names and places of residence of the original incorporators of the corporation have, pursuant to Section 245 of the General Corporation Law of the State of Delaware, been omitted, and, accordingly, the provisions of the Certificate of Incorporation have been renumbered.

       3. The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby stated without further amendments or changes to read as herein set forth in full:

                           ARTICLE I

                              Name
                              ----

                The name of the Corporation is:

                    Paine Webber Group Inc.

                           ARTICLE II

             Registered Office and Registered Agent
             --------------------------------------

       The registered office of the Corporation in the State of Delaware is to be located at No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is The Corporation Trust

Company, Corporation Trust Center, No. 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware.

                          ARTICLE III

                 Corporate Purposes and Powers
                 -----------------------------

       The purpose of the Corporation is to engage in any part of the world in any capacity whether by itself of by or through any other person, organization, association, partnership, corporation or other entity in which the Corporation may have an interest in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and the Corporation shall be authorized to exercise and enjoy all powers, rights and privileges conferred upon corporations by the laws of the State of Delaware as in force from time to time, including without limitation all powers necessary or appropriate to carry out all those acts and activities in which it may lawfully engage.

                          ARTICLE IV

                        Capital Stock
                        -------------

       SECTION 1. Shares, Classes and Series Authorized. The
                  -------------------------------------
total number of shares of capital stock which the Corporation shall have authority to issue is 20,000,000 shares of Series Preferred Stock of the par value of $20 each and 100,000,000 shares of Common Stock of the par value of $1 each. Such Series Preferred Stock and Common Stock are sometimes hereinafter collectively called "capital stock."

       SECTION 2. Designations, Powers, Preferences, Rights,
                  -----------------------------------------
Qualifications, Limitations and Restrictions of Capital Stock.
-------------------------------------------------------------
The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of the capital stock, and of the authority with respect thereto expressly vested in the Board of Directors of the Corporation:

                 PART I - SERIES PREFERRED STOCK

       (a) The Series Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

       (b) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Section 2, to authorize the issue of one or more series of Series Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issue of such series:
       (i) the maximum number of shares to constitute such series and the distinctive designation thereof;

       (ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

       (iii) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

       (iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

       (v) the rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;

       (vi) whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

       (vii) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

       (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of,

       Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

       (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and

       (x) any other preference and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Section 2.

       (c) All shares of any one series of Series Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Paragraph (b) hereof; and all shares of Series Preferred Stock shall rank senior to the Common Stock both as to dividends and upon liquidation.

       (d) In the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, the holders of the shares of the Series Preferred Stock shall be entitled to receive payment at the rate fixed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Series Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of the shares of the Series Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Paragraph (d), the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

       (e) Except as shall be otherwise stated and expressed herein or in the resolution or resolutions of the Board of Directors providing for the issue of any series and except as otherwise required by the laws of the State of Delaware, the holders of shares of Series Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.

       (f) One series of Series Preferred Stock authorized hereby shall be $1.375 Convertible Exchangeable Preferred Stock
(the "Convertible Preferred Stock"). The number of shares of
Convertible Preferred Stock shall be 4,600,000.

              (i)  Holders of shares of Convertible Pre-
          ferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Corporation (the "Board") out of assets of the Corporation legally available for payment, an annual cash dividend of $1.375 per share, payable in quarterly installments on March 15, June 15, September 15 and December 15, commencing June 15, 1987. Dividends on the Convertible Preferred
          Stock will be cumulative from the date of initial issuance of any shares of Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board.
          When dividends are not paid in full upon the Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Convertible Preferred Stock (such other preferred stock and the Convertible Preferred Stock hereinafter being collectively referred to as "Parity Preferred Stock"), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Convertible Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation (as defined in paragraph (iii)(I) below) or any other stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of 12 30-day months.

             (ii)  The shares of Convertible Preferred
          Stock shall rank prior to the shares of Common
          Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25 per share (the "Liquidation Preference" of a share of Convertible Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Convert-ible Preferred Stock to the date of final dis-tribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distrib-able among the holders of shares of Parity
          Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distribut-able among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer
          (for cash, shares of stock, securities or-other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

              (iii) (I) Subject to and upon compliance with the provisions of this paragraph (iii), the holder of a share of Convertible Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the fifth day next preceding the date fixed for such redemption, to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below) and by surrender of such share so to be converted, such surrender to be made in the manner provided in subsec-tion (II) of this paragraph (iii).

               The term "Common Stock" shall mean the Common Stock, $1 par value, of the Corporation as the same exists at the date of this Certificate or as such stock may be constituted from time to time, except that for the purpose of subsection (V) of this paragraph (iii) the term "Common Stock" shall also mean and include stock of the Corporation of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Corporation without limit as to amount or percentage.

               The term "Conversion Price" shall mean
          $44-1/8, as adjusted in accordance with the provi-sions of this paragraph (iii).

              (II) In order to exercise the conversion privilege, the holder of each share of Convertible Preferred Stock to be converted shall surrender the certificate representing such share at the office of the conversion agent for the Convertible

          Preferred Stock in the Borough of Manhattan, City of New York, appointed for such purpose by the Corporation, with the Notice of Election to Con-vert on the back of said certificate completed and signed. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or his duly authorized attorney and an amount sufficient to pay any transfer or similar tax. No payment or adjustment shall be made on conversion for dividends accumu-lated on the Convertible Preferred Stock surren-dered for conversion or for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certifi-cates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (iii), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection (III) of this paragraph (iii).

               Each conversion shall be deemed to have been effected immediately prior to the close of business ness on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conver-sion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversions of the Convertible Preferred
          Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

             (III)  No fractional shares or scrip repre-
          senting fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as defined in subsec-tion (IV)(d) of this paragraph (iii)) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Convert-ible Preferred Stock so surrendered.

              (IV)  The Conversion Price shall be adjusted
          from time to time as follows:

              (a) In case the Corporation shall hereafter
          (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (ii) sub-divide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassi-fication of the Common Stock any shares of capital stock of the Corporation, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immedi-ately prior thereto. An adjustment made pursuant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subdivi-sion (a), the holder of any share of Convertible Preferred Stock thereafter surrendered for conver-sion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board (whose determination shall be conclusive and shall be described in a state-ment filed with the conversion agent by the Corporation as soon as practicable) shall deter-mine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

               (b) In case the Corporation shall hereafter issue rights or warrants to holders of its out-standing shares of Common Stock generally enti-tling them (for a period expiring within 45 days after the record date mentioned below) to sub-scribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subdivi-sion (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common

          Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

               (c) In case the Corporation shall hereafter distribute to holders of its outstanding shares of Common Stock generally evidences of its indebted-ness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for which adjustment is made pursuant to subdivi-sion (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision
          (b) of this subsection (IV)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subdivision (d) of this subsec-tion (IV)) of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board, whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribu-tion.

               (d) For the purpose of any computation under subdivisions (b) and (c) of this subsection (IV), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the 30 consecutive days on which the New York Stock Exchange is open for trading commencing 45 trading days before the day in question. The term "daily market price" when used with reference to the Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not then listed on any national securities exchange, on the basis of the average of the high bid and low asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

               (e) In any case in which this paragraph (iii) shall require that an adjustment be made immedi-ately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate of independent public accountants required by subdivision (g) of this subsec-tion (IV)) issuing to the holder of any share of Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

               (f) No adjustment in the Conversion Price
          shall be required to be made unless such adjust-ment would require an increase or decrease of at least 1% of such price; provided, however, that
                                  --------  -------
          any adjustments which by reason of this subdivi-sion (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (iii) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this paragraph (iii) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this paragraph (iii), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distri-bution of securities convertible into or exchange-able for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

               (g) Whenever the Conversion Price is adjust-ed as herein provided, (i) the Corporation shall promptly file with the conversion agent a certifi-cate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed by the Corporation to the holders of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation.

               (h) In the event that any time as a result of an adjustment made pursuant to subdivision (a) of this subsection (IV), the holder of any share of Convertible Preferred Stock thereafter surren-dered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion
          Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph (iii).

               (V) In case:

               (a) the Corporation shall take any action which would require any adjustment in the Conversion
          Price pursuant to subsection (IV)(c); or

               (b) the Corporation shall authorize the
          granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

               (c) there shall be any capital stock reorgani-nization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

               (d) there shall be a voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common
          Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (a), (b), (c) or (d) of this subsection (V).

              (VI) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Convertible Preferred Stock, the full number of shares of Common Stock deliver-able upon the conversion of all outstanding shares of Convertible Preferred Stock not theretofore converted. For purposes of this subsection (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all out-standing shares of Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

               Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Convert-ible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

               The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock prior to such delivery upon each national secu-rities exchange, if any, upon which the outstand-ing Common Stock is listed at the time of such delivery.

               Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation will endeavor to comply with all Federal and State laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the deliv-ery thereof by, any governmental authority.

             (VII)  The Corporation will pay any and all
          documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Convertible Preferred Stock pursuant hereto; provided, however, that the Corporation shall not
          --------  -------
          be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Pre-ferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corpo-ration, that such tax has been paid.

            (VIII)  Notwithstanding any other provision
          herein to the contrary, in case of any consolida-tion or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation), or in case of any sale or conveyance to another corpor-ation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, statutory exchange, sale or conveyance, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that if the kind or amount of securi-ties, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (VIII) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Convertible Pre-ferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (iii) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securi-ties or property thereafter deliverable on the conversion of the Convertible Preferred Stock.
          Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the conversion agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

               The above provisions of this subsec-
          tion (VIII) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

               (iv)  Upon any conversion or redemption of
          shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Series Preferred Stock, and the number of shares of Series Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Convertible Preferred Stock.

               (v)  The holders of shares of Convertible
          Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

               (I)  If and whenever at any time or times
          dividends payable on the Convertible Preferred
          Stock or on any other Parity Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly periods, then the holders of Parity Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting sepa-rately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred
          Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subse-quent event of default of the character indicated above.

               Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

               At any time when such voting right shall have vested in the holders of the Parity Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practi-cable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corpora-tion, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authori-
          ties), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (I). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preced-ing the date fixed for the next annual meeting of stockholders.

               At any meeting held for the purpose of
          electing directors at which the holders of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity Pre-ferred Stock shall be required and be sufficient to constitute a quorum of the Parity Preferred
          Stock for the election of directors by the Parity Preferred Stock. At any such meeting or adjourn-ment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred
          Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

               The directors elected pursuant to this
          subsection (I) shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however,
                                        --------  -------
          that when the right of the holders of the Parity Preferred Stock to elect directors as herein provided shall terminate, the terms of office of all persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-Laws of the Corporation irrespective of any increase made pursuant to this subsection (I).

              (II) So long as any shares of the Convertible
          Preferred Stock remain outstanding, the Corpora-tion will not, either directly or indirectly or through merger or consolidation with any other corporation:

               (a) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Series Preferred Stock of all series then outstanding, (A) create any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation,

          (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Series Preferred Stock or
          (C) authorize any reclassification of the Series
          Preferred Stock;

               (b) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Convertible Preferred Stock then outstanding, amend, alter or repeal any of the provisions hereof so as to affect adversely the preferences, special rights or powers of the Convertible Preferred Stock; or

               (c) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series Preferred Stock.

             (vi) The Convertible Preferred Stock is
          exchangeable in whole at the option only of the Corporation on any dividend payment date beginning June 15, 1989, for the Corporation's 5-1/2% Convertible Subordinated Debentures due June 15, 2017 (the "Debentures") as described in the Corporation's Registration Statement on Form S-3 (Registration No. 33-12264), as filed with the Securities and Exchange Commission. Holders of outstanding shares of Convertible Preferred Stock will be entitled to receive $25 principal amount of Debentures in exchange for each share of Convertible Preferred Stock held by them at the time of exchange. The Corporation will mail to each record holder of the Convertible Preferred Stock written notice of its intention to exchange not less than 20 nor more than 60 days prior to the date of exchange. Prior to giving notice of intention to exchange, the Corporation shall execute and deliver with a bank or trust company selected by the Corporation an Indenture substan-tially in the form filed as an Exhibit to such Registration Statement with such changes as may be required by law, stock exchange rule or usage.
          The Corporation will cause the Debentures to be authenticated on the dividend payment date on which the exchange is effective; at such time the rights of the holders of Convertible Preferred Stock as stockholders of the Company shall cease (except the right to receive accumulated and unpaid dividends to the date of exchange), and the shares of Convertible Preferred Stock shall no longer be deemed outstanding and shall represent only the right to receive the Debentures. The Debentures will be delivered to the persons entitled thereto upon surrender to the Corporation or its agent appointed for that purpose of the certificates for the shares of Convertible Preferred Stock being exchanged therefor. If the Corporation has not paid full cumulative dividends on the Convertible Preferred Stock to the date of exchange (or set aside a sum therefor) the Con-vertible Preferred Stock may not be exchanged for the Debentures.

            (vii) The shares of the Convertible Preferred Stock may be redeemed at the option of the Corpora-ration as a whole at any time, or from time to time in part, upon not less than 25 nor more than 60 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation, at the following redemption prices, but the shares of the Convertible Preferred Stock may not be redeemed before March 15, 1989, unless the daily market price (as defined in paragraph (iii)(IV)(d)) of the Common Stock for any 20 trading days during a period of 30 consecutive trading days ending within five trading days before the date notice of redemption is mailed to each holder equals or exceeds 140% of the Conversion Price then in effect. If redeemed during the 12-month period beginning March 15,

               Year       Price           Year       Price

               1987      $26.38           1993      $25.55
               1988       26.24           1994       25.41
               1989       26.10           1995       25.28
               1990       25.96           1996       25.14
               1991       25.83           1997
               1992       25.69      and there-
                                          after      25.000
          in each case together with an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption.

               If full cumulative dividends on the Convert-ible Preferred Stock have not been paid, the Convertible Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock. If less than all the outstanding shares of Convert-ible Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method. Upon such redemption date, holders of shares of Con-vertible Preferred Stock called for redemption shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corpo-ration and such holders shall have no interest or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price upon surrender of their certifi-cates.

              (viii) No consent of the holders of the Con-vertible Preferred Stock shall be required for
          (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

               (ix)  The Board reserves the right by subse-
          quent amendment of this resolution from time to time to increase (subject to the provisions of paragraph (v)(II)(c)) or decrease the number of shares which constitute the Convertible Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                   PART II - COMMON STOCK

     (g) All shares of Common Stock shall be identical with each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

     (h) The Common Stock is subject to all the powers, rights, privileges, preferences and priorities of the Series
Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any resolution or resolutions adopted by the Board of Directors pursuant to authority expressly granted to and vested in it by the provisions of this
Section 2.

                          ARTICLE V

                   Restriction on Dividends
                   ------------------------

     No dividend shall be declared or paid which shall impair the capital of the Corporation nor shall any distribution of assets be made to any stockholder unless the value of the assets of the Corporation remaining after such payment or distribution is at least equal to the aggregate of its debts, liabilities and capital. A director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officers or by independent public accountants as to the value and amount of the assets, liabilties, net profits, capital stock and surplus of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

                         ARTICLE VI

                     Board of Directors
                     ------------------

     SECTION 1. Powers of the Board of Directors. In
                ---------------------------------
furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized:

         (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

         (b) To determine the use and disposition of any surplus and net profits of the Corporation, including the determination of the amount of working capital required, to set apart out of any of the funds of the Corporation, whether or not available for dividends, a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

         (c) To designate, by resolution passed by a majority of the whole Board, one or more committees, each committee to consist of one or more directors of the Corporation, which, to the extent provided in the resolution designating the committee or in the By-Laws of the Corporation, shall have and may exercise subject to the provisions of the General Corporation Law of Delaware the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be provided in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

         (d) To grant rights or options entitling the holders thereof to purchase from the Corporation shares of its capital stock of any class or series. The terms upon which, the time or times at or within which, and the price or prices at which any such rights or options may be issued and any such shares may be purchased from the Corporation upon the exercise of any such right or option, shall be determined by the Board of Directors. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the consideration for the issuance of such rights or options and for the issuance of shares of capital stock upon exercise thereof and the sufficiency of such consideration shall be conclusive. No such rights or options shall be invalidated or in any way affected by the fact that any director shall be a grantee thereof or shall vote for the issuance of such rights or options to himself or for any plan pursuant to which he may receive any such rights or options.

         (e) To adopt or assume such plans as may from time to time be approved by it for the purchase by officers or employees of the Corporation of shares of capital stock of the Corporation of any class or series. The terms upon which, the time or times at or within which, and the price or prices at which shares may be purchased from the Corporation pursuant to such a plan shall be determined by the Board of Directors in the plan. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the consideration for the issuance of such shares and the sufficiency thereof shall be conclusive. No such plan which is not at the time of adoption or assumption unreasonable or unfair shall be invalidated or in any way affected because any director shall be entitled to purchase shares of capital stock of the Corporation thereunder and shall vote for any such plan.

         (f) To adopt or assume and carry out such plans as may from time to time be approved by it for the distribution among the officers or employees of the Corporation, or any of them, in addition to their regular salaries or wages, of part of the earnings of the Corporation in consideration for or in recognition of the services rendered by such officers or employees or as an inducement to future efforts. No such plan which is not at the time of adoption or assumption unreasonable or unfair shall be invalidated or in any way affected because any director shall be a beneficiary thereunder or shall vote for any plan under which he may benefit or for any distribution thereunder in which he may participate.

         (g) To adopt or assume and carry out such pension, deferred compensation, profit-sharing or retirement plans as may from time to time be approved by it, providing for pensions, deferred compensation, profit-sharing plan benefits or retirement income for officers or employees of the Corporation, in consideration for or in recognition of the services rendered by such officers or employees or as an inducement to future efforts. No such plan which is not at the time of adoption or assumption unreasonable or unfair shall be invalidated or in any way affected because any director shall be a beneficiary thereunder or shall vote for any plan under which he may benefit or for any distribution thereunder in which he may participate.

         (h) To exercise, in addition to the powers and authorities hereinbefore or by law conferred upon it, any such powers and authorities and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and of this Certificate of Incorporation and to the By-Laws of the Corporation.

     SECTION 2. Reliance on Books. A director shall be fully
                ------------------
protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officers or by independent public accountants as to the value and amount of the assets, liabilities and/or net profits of the Corporation or any facts pertinent to the existence and amount of surplus or other funds with which the Corporation's capital stock might properly be purchased or redeemed.

     SECTION 3.  Classification of the Board of Directors.
                 -----------------------------------------

          (a) Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation. The directors, other than those who may be elected by the holders of the Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board of Directors, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the By-Laws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1988, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1989, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1990, with each class to hold office until its successors are elected and qualified. At each annual meeting of the stockholders of the Corporation, the date of which shall be fixed by or pursuant to the By-Laws of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors need not be by written ballot. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          (b) Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-Laws, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-Laws. Any director elected in accordance with the preceding sentence of this Paragraph
     (b) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

        (c) Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any director may be removed from office only for cause, and in such case, only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class. For purposes of this Paragraph (c), "cause" shall mean the wilful and continuous failure of a director substantially to perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the wilful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation. Any officer of the Corporation may be removed at any time in such manner as provided in the By-Laws of the Corporation.

        (d) In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Section 3.

                           Article VII

                     Meetings of Stockholders
                     ------------------------

    SECTION 1. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or as otherwise provided in the By-Laws of
the Corporation.                                           .

    SECTION 2. In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article VII.

                          ARTICLE VIII

               Transactions with Directors or Officers
               ---------------------------------------

    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (3)  The contract or transaction is fair as to the

    Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

    Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                          ARTICLE IX

                    Liability of Directors
                    ----------------------

          (a)  To the fullest extent that the General
    Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          (b) In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article IX.

                          ARTICLE X

        Compromise or Arrangement between Corporation
        ---------------------------------------------
              and its Creditors or Stockholders
              ---------------------------------

    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this

Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution, or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation as the case may be, agrees to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding upon all the creditors or class of creditors, and/or upon all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                          ARTICLE XI

                Reservation of Right to Amend
                -----------------------------
                 Certificate of Incorporation
                 ----------------------------

    The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of this Certificate of Incorporation and all rights and powers conferred in this Certificate of Incorporation on stockholders, directors and officers are subject to this reserve power.

                          ARTICLE XII

               Adopting and Amending the By-Laws
               ---------------------------------

    SECTION 1. The Board of Directors may adopt, repeal, alter or amend the By-Laws of the Corporation by the vote of a majority of the entire Board of Directors. Without limiting its authority to adopt, repeal, alter or amend the By-Laws of the Corporation, the Board of Directors is expressly authorized to adopt By-Laws which a majority of the entire Board of Directors may deem necessary or desirable for the efficient conduct of the affairs of the Corporation, including, without limitation, provisions governing the conduct of, and the matters which may properly be brought before, meetings of the stockholders and provisions specifying the manner and extent to which prior notice shall be given of the submission of proposals to be considered at any meeting of stockholders or of nominations for the election of directors to be held at any such meeting.

    SECTION 2. In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the stockholders may not adopt, amend, alter or repeal any provision of the By-Laws of the Corporation, except by the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, unless recommended to the stockholders for their approval by two-thirds of the Disinterested Directors as such term is defined in Article XIII of this Certificate of Incorporation.

    SECTION 3. In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article XII.

                          ARTICLE XIII

               Approval of Business Combinations
               ---------------------------------

    The vote of stockholders of the Corporation required to approve Business Combinations (as hereinafter defined) shall be as set forth in this Article XIII.

    SECTION 1. In addition to any affirmative vote required by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to
Article IV of this Certificate of Incorporation, and except as otherwise expressly provided in Section 3 of this Article XIII:

          (a) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or
    (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

          (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested
    Stockholder or any Affiliate or Associate of any Interested

    Stockholder of any assets of the Corporation or of any Subsidiary having an aggregate Fair Market Value equal to 10% or more of the consolidated stockholders' equity of the Corporation and its subsidiaries as shown in the most recent audited consolidated balance sheet of the Corporation and its consolidated subsidiaries; or

          (c)  the issuance, sale or transfer by the
    Corporation or any Subsidiary (in one transaction or a series of transactions) to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any securities of the Corporation or any Subsidiary in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to 10% or more of the consolidated stockholders' equity of the Corporation and its subsidiaries, as shown in the most recent audited consolidated balance sheet of the Corporation and its consolidated subsidiaries, other than the issuance of securities upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired by such Interested Stockholder (or such Affiliate or Associate) from the Corporation or a Subsidiary; or

          (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

          (e) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder), which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

shall not be consummated without (i) the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of Voting Stock and (ii) the affirmative vote of a majority of the combined voting power of the then outstanding shares of Voting Stock held by Disinterested Stockholders, in each case voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation or in any agreement with any national securities exchange or otherwise.

    SECTION 2.  The term "Business Combination" as used in this
Article XIII shall mean any transaction which is referred to in any one or more of Paragraphs (a) through (e) of Section 1 of this Article XIII.

    SECTION 3. The provisions of Section 1 of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation and any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation, if all the conditions specified in either of the following Paragraphs (a) or (b) are met:

          (a)  such Business Combination shall have been.
    approved by a majority of the Disinterested Directors; or

          (b)  all the six conditions specified in the
    following clauses (i) through (vi) shall have been met;

          (i) the transaction constituting the Business Combination shall provide for a consideration to be received by holders of Common Stock in exchange for all their shares of Common Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

               (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher; and

               (B) the Fair Market Value per share of Common
    Stock on the Announcement Date or on the Determination
    Date, whichever is higher; and

          (ii) if the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock, the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of shares of such Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this clause (ii) shall be required to be met with respect to every class and series of such outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class or series of Voting Stock):

               (A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Stockholder which were acquired (i) within the two-year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

               (B) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of the redemption thereof or of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

               (C) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

          (iii) the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock which are beneficially owned by the Interested Stockholder and, if the Interested Stockholder beneficially owns shares of any class or series of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it; and

          (iv) after such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:

               (A) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the Preferred Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation;

               (B) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (y) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and

               (C) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction in which it became an Interested Stockholder; and

          (v) after such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

          (vi) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to the stockholders of the Corporation at least 30 calendar days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

    SECTION 4. For the purposes of this Article XIII:

    (a) A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

      (b)  "Interested Stockholder" shall mean any person
(other than the Corporation or any Subsidiary) who or which:

      (1) is the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or

      (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the then outstanding shares of Voting Stock; or

      (3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession, shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

      (c) "Disinterested Stockholder" shall mean a stockholder of the Corporation (other than the Corporation or a Subsidiary) who is not an Interested Stockholder or an Affiliate or an Associate of an Interested Stockholder.

      (d) A person shall be a "beneficial owner" of any Voting Stock:

           (1) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

           (2) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

           (3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

      (e) For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph (b) of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such person through application of Paragraph (d) of this Section
4 but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding or upon-exercise of conversion rights, exchange rights, warrants or options, or otherwise.

      (f) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities
Exchange Act of 1934, as in effect on December 16, 1986.

      (g) "Subsidiary" shall mean any corporation of which a majority of the outstanding stock having ordinary voting power for the election of directors is owned by the Corporation, by a Subsidiary or by the Corporation and one or more Subsidiaries, provided, however, that for the purposes of the definitions set forth in Paragraphs (b) and
(c) of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary or by the Corporation and one or more
Subsidiaries.

       (h) "Disinterested Director" means any member of the Board of Directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of the Disinterested Directors then on the Board of Directors.

      (i) "Fair Market Value" means: (1) in the case of stock, the highest closing sale price during the 30 calendar day period immediately preceding the date in question of a share of such stock on the New York Stock
Exchange Composite Tape, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal
United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30 calendar day period preceding the date in question on the

    National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and
    (2) in the case of stock of any class or series which is not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such stock or property, as the case may be, on the date in question as determined by a majority of the Disinterested Directors in good faith.

       (j) "Announcement Date" means the date of first public announcement of the proposed Business Combination.

       (k) "Determination Date" means the date on which the Interested Stockholder became an Interested Stockholder.

       SECTION 5. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this
Article XIII, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person, (d) whether the requirements of Section 3 of this Article XIII have been met with respect to any Business Combination, and (e) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination, has an aggregate Fair Market Value equal to or in excess of 10% of the consolidated stockholders' equity of the Corporation and its subsidiaries reflected in the Corporation's most recent audited consolidated balance sheet; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all purposes of this Article XIII.

       SECTION 6. Nothing contained in this Article XIII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

       SECTION 7. In addition to any requirements of law and any other provisions of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article XIII; provided, however, that the affirmative vote of a majority of the combined voting power of the then outstanding shares of Voting Stock held by the Disinterested Stockholders (as defined in Section 4 of Article XIII) voting together as a single class, shall also be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article XIII.

       4. This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation on April
22, 1987 in accordance with Section 245 of the General
Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this certificate to be signed by Donald B. Matron, its Chairman of the Board, President and Chief Executive Officer, and attested by Sam Scott Miller, its Secretary, this 30th day of April, 1987.




                             /s/ Donald B. Marron
                             --------------------------------------
                             Donald B. Marron,
                             Chairman of the Board, President
                             and Chief Executive Officer

[Seal]

Attest:



/s/ Sam Scott Miller
------------------------
Sam Scott Miller: Secretary

5511L

                          State of Delaware                    PAGE  1

                  Office of the Secretary of State

                   ------------------------------


       I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF DESIGNATION OF "PAINE WEBBER GROUP

INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF DECEMBER,

A.D. 1987, AT 8:30 O'CLOCK A.M.



























                                            /s/ Edward J. Freel
                                         --------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:
0795811 8100                                                            7486524
                                                    DATE:
950092621                                                               04-26-95

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE


               7% CUMULATIVE CONVERTIBLE
             EXCHANGEABLE VOTING PREFERRED
                    STOCK, SERIES A
                    ($20 Par Value)


                PAINE WEBBER GROUP INC.

         --------------------------------------

            Pursuant to Section 151 of the

   General Corporation Law of the State of Delaware

         --------------------------------------

          The undersigned DOES HEREBY CERTIFY that the fol-lowing resolution was duly adopted on November 30, 1987, by the Board of Directors of Paine Webber Group Inc., a Dela-ware corporation (hereinafter called the "Corporation"), pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorpora-tion, as amended (the "Certificate of Incorporation"), of the Corporation;

          RESOLVED, that the issuance of a series
     of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of 6,741,574 of the 15,400,000 shares of Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, autho-rized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and rela-tive, participating, optional or other spe-cial rights, and the qualifications, limita-tions or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to such series of Series Preferred
     Stock) as follows:

               (i)  Except as otherwise specified
          herein, defined terms herein, which may
          be identified by the capitalization of
          the first letter of each principal word
          thereof, have the meanings assigned to
          them in the Investment Agreement, by and between Paine Webber Group Inc. and The
          Yasuda Mutual Life Insurance Company,
          dated as of November 30, 1987.

              (ii)  The designation of such series
          of the Series Preferred Stock authorized by this resolution shall be the 7% Cumu-lative Convertible Exchangeable Voting
          Preferred Stock, Series A ("Preferred
          Stock"). The number of shares of Pre-
          ferred Stock shall be 6,741,574.

             (iii) (I)  Holders of shares of Pre-
          ferred Stock will be entitled to receive, when and as declared by the Board of Directors of the Corporation (the
          "Board") out of assets of the Corpora-
          tion legally available for payment, an
          annual cash dividend of $3.115 per
          share, payable in equal quarterly install-ments on March 15, June 15, September 15 and December 15 (or, if any such day is not a Business Day in New York City, then on the next succeeding Business
          Day) in each year (the "Dividend Payment
          Dates") commencing the first Dividend
          Payment Date following the Closing Date.
          Dividends on the Preferred Stock will be cumulative from the date of initial issuance of any shares of Preferred
          Stock. Dividends will be payable to
          holders of record as they appear on the
          stock books of the Corporation on such
          record dates, not more than 60 days nor
          less than 10 days preceding the payment
          dates thereof, as shall be fixed by the
          Board or a duly authorized committee
          thereof. The Series A Preferred Stock
          will rank on a parity as to dividends
          with the Corporation's $1.375 Convert-
          ible Exchangeable Preferred Stock. When
          dividends are not paid in full upon the
          Preferred Stock and any other preferred
          stock ranking on a parity as to divi-
          dends with the Preferred Stock (such
          other preferred stock and the Preferred
          Stock hereinafter being collectively
          referred to as "Parity Preferred
          Stock"), all dividends declared upon
          shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accu-mulated and unpaid dividends per share on the shares of Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Preferred
          Stock have been paid, no dividends (other than in Common Stock of the Corporation
          (as defined in paragraph (v)(I) below)
          or any other stock of the Corporation
          ranking junior to the Preferred Stock as to dividends) may be paid or declared and set aside for payment or other dis-tribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration
          (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation
          (except by conversion into or exchange
          for stock of the Corporation ranking
          junior to the Preferred Stock as to
          dividends). Dividends payable for any
          partial dividend period shall be calcu-
          lated on the basis of a 360-day year of
          twelve (12) 30-day months.

              (II)  In the event that the Company
          does not pay the cash dividend provided
          for in subsection (I) on any Dividend
          Payment Date, the Company shall consult
          with the holders of the Preferred Stock
          to discuss what steps might be taken to
          provide holders of the Preferred Stock
          with a payment of an equivalent value
          otherwise than in cash in lieu of such
          cash dividend.

              (iv)  The shares of Preferred Stock
          shall rank prior to the shares of Common
          Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corpo-ration, whether voluntary or involun-tary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $44.50 per share (the "Liquidation Preference" of a share of Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Preferred
          Stock to the date of final distribution.
          If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the pref-erential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respec-tive amounts which would be payable on such shares if all amounts payable thereon were payable in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substan-tially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

               (v)  (I) Shares of the Preferred
          Stock shall not be convertible into
          Shares of Common Stock prior to the
          latest of (x) the expiration or early
          termination of the waiting period under
          the HSR Act, (y) the earlier of
          (A) receipt by the Investor of approval
          under the NJ Act and (B) the taking by
          the Corporation of such steps as are
          necessary to render such approval unnec-essary, pursuant to Section 5.1(n) of the Investment Agreement and (z) the earlier of (A) approval by stockholders of the Corporation of the convertibility thereof into Common Stock, (B) the list-ing of the Common Stock on the American
          Stock Exchange, (C) the commencement of
          a tender offer or exchange offer or
          similar proposal for the Corporation's
          Common Stock and (D) June 30, 1988.
          Thereafter, subject to and upon compli-
          ance with the provisions of this para-
          graph (v), the holder of a share of
          Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the date fixed for such redemption, unless default shall be made in the payment of the redemption price, to convert such share into that number of fully paid and nonassessable shares of Common Stock
          (calculated as to each conversion to the nearest 1/10,000th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below) and by surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (v).

               The term "Common Stock" shall mean
          the Common Stock, $1 par value, of the
          Corporation as the same exists at the
          date of this Certificate or as such
          stock may be constituted from time to
          time, except that for the purpose of
          this paragraph (v), the term "Common
          Stock" shall include any stock of any
          class of the Corporation which has no
          preference in respect of dividends or of
          amounts payable in the event of any
          voluntary or involuntary liquidation,
          dissolution or winding up of the Cor-
          poration and which is not subject to
          redemption by the Corporation. However,
          shares issuable on conversion of shares
          of Preferred Stock shall include only
          shares of the class designated as Common
          Stock of the Corporation as of the Clos-
          ing Date, or shares of any class or
          classes resulting from any reclassifica-
          tion or reclassifications thereof and
          which have no preference in respect of
          dividends or of amounts payable in the
          event of any voluntary or involuntary
          liquidation, dissolution or winding up
          of the Corporation and which are not
          subject to redemption by the Corpora-
          tion; provided that if at any time there
                --------
          shall be more than one such resulting
          class, the shares of each such class
          then so issuable shall be substantially
          in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclass-ifications.

               The term "Conversion Price" shall
          mean the Initial Conversion Price, as
          adjusted in accordance with the provi-
          sions of this paragraph (v).

              (II)  In order to exercise the con-
          version privilege, the holder of each
          share of Preferred Stock to be converted shall surrender the certificate repre-senting such share at the office of the conversion agent for the Preferred Stock in the Borough of Manhattan, City of New
          York, appointed for such purpose by the
          Corporation (the "conversion agent"),
          with the Notice of Election to Convert
          on the back of said certificate completed and signed. Such notice shall be sub-stantially in the following form:

            "NOTICE OF ELECTION TO CONVERT

               The undersigned, being a holder of
          the 7% Cumulative Convertible Exchange-
          able Voting Preferred Stock, Series A
          ("Preferred Stock") of Paine Webber
          Group Inc. irrevocably exercises the
          right to convert _________  outstanding
          shares of Preferred Stock on ___________, 19__, into shares of Common Stock of Paine Webber Group Inc. in accordance with the terms of the Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued and delivered in the denominations indicated below to the registered holder hereof unless a dif-ferent name has been indicated below.
          If shares are to be issued in the name
          of a person other than the undersigned,
          the undersigned will pay all transfer
          taxes payable with respect thereto.

          Dated:

Fill in for registration of
  shares of Common Stock
  if to be issued otherwise
  than to the registered
  holder:

_____________________
Name



_____________________
Address



_____________________                _____________________
(Please print name                       (Signature)
 and address,
 including postal
 code number)

Denominations:____________________________"

          Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Preferred
          Stock is registered, each share surren-
          dered for conversion shall be accompa-
          nied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or his duly author-ized attorney and an amount sufficient to pay any transfer or similar tax. A payment shall be made on conversion for dividends accumulated on the Preferred
          Stock surrendered for conversion but not for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certificates for shares of Preferred
          Stock as aforesaid, the Corporation
          shall issue and shall deliver at such
          office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common
          Stock issuable upon the conversion of
          such shares in accordance with the pro-
          visions of this paragraph (v), and any
          fractional interest in respect of a
          share of Common Stock arising upon such
          conversion shall be settled as provided
          in subsection (III) of this para-
          graph (v).

               Each conversion shall be deemed to
          have been effected immediately prior to
          the close of business on the date on
          which the certificates for shares of
          Preferred Stock shall have been surren-
          dered and such notice received by the
          Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conver-sion shall be at the Conversion Price in effect at such time on such date. All shares of Common Stock delivered upon conversions of the Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

             (III)  No fractional shares or scrip
          representing fractions of shares of
          Common Stock shall be issued upon con-
          version of the Preferred Stock. Instead
          of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Preferred Stock, the Corpora-tion shall pay to the holder of such share an amount in cash (computed to the nearest 1/100th of one cent) equal to the Average Market Price of the Common
          Stock at the close of business on the
          business day next preceding the day of
          conversion. If more than one share
          shall be surrendered for conversion at
          one time by the same holder, the number
          of full shares of Common Stock issuable
          upon conversion thereof shall be computed on the basis of the aggregate Liquida-tion Preference of the shares of Pre-ferred Stock so surrendered.

              (IV)  The Conversion Price shall be
          adjusted from time to time as follows:

               (a)  In case the Corporation shall
          hereafter (i) pay a dividend or make a
          distribution on the Common Stock in
          shares of Common Stock, (ii) subdivide
          its outstanding shares of Common Stock
          into a greater number of shares,
          (iii) combine its outstanding shares of
          Common Stock into a smaller number of
          shares, or (iv) issue by reclassifica-
          tion of the Common Stock any shares of
          capital stock of the Corporation, the
          Conversion Price in effect immediately
          prior to such action shall be adjusted
          so that the holder of any share of Pre-
          ferred Stock thereafter surrendered for
          conversion shall be entitled to receive
          the number of shares of Common Stock or
          other capital stock of the Corporation
          which he would have owned or been enti-
          tled to receive immediately following
          such action had such share been converted immediately prior thereto. The

          Corporation shall not pay any dividend
          or make any distribution on shares of
          Common Stock held in the treasury of the Corporation. An adjustment made pursu-ant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or dis-tribution, or immediately after the effective date, in the case of a subdi-vision, combination or reclassification.
          If, as a result of an adjustment made
          pursuant to this subdivision (a), the
          holder of any share of Preferred Stock
          thereafter surrendered for conversion
          shall become entitled to receive shares
          of two or more classes of capital stock
          or shares of Common Stock and other
          capital stock of the Corporation, the
          Board and the Investor jointly (if the
          Investor shall be a holder of any of the Preferred Stock) or an internationally recognized investment banking firm selected by them if they are unable to reach agreement, or the Board in its reasonable discretion (if the Investor shall not be a holder of any of the Preferred Stock) shall determine the allocation of the adjusted Conversion
          Price between or among shares of such
          classes of capital stock or shares of
          Common Stock and other capital stock.
          Such determination shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable.

               (b) In case the Corporation shall
          hereafter pay or make a dividend or
          other distribution in shares of Common
          Stock on any class of capital stock of
          the Corporation other than the Common
          Stock, the Conversion Price in effect
          immediately after the record date men-
          tioned in the next sentence shall be
          adjusted so that the same shall equal
          the price determined by multiplying the
          Conversion Price in effect immediately
          prior to the record date mentioned in
          the next sentence by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date mentioned in the next sentence and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution. Such reduction shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or other distribution. For the purposes of this subdivision (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Cor-poration but shall include shares issu-able in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation shall not pay any dividend or make any distribu-tion on shares of such capital stock held in the treasury of the Corporation.

               (c) In case the Corporation shall
          hereafter issue rights or warrants to
          holders of its outstanding shares of
          Common Stock generally entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Average Market Price of the Common Stock on the record date men-tioned in the next sentence (other than pursuant to an automatic dividend rein-vestment plan of the Corporation or any substantially similar plan), the Conver-sion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date mentioned in the next sentence by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned in the next sentence plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Average
          Market Price, and of which the denomina-tor shall be the number of shares of Common Stock outstanding on the record date mentioned in the next sentence plus the number of additional shares of

          Common Stock offered for subscription or purchase. Such reduction shall become effective immediately after the record date for the determination of stock-holders entitled to receive such rights or warrants. For the purposes of this subdivision (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.
          The Corporation will not issue any
          rights or warrants in respect of shares
          of Common Stock held in the treasury of
          the Corporation.

               (d) In case the Corporation shall,
          by dividend or otherwise, hereafter
          distribute to holders of its outstanding shares of Common Stock generally evi-dences of its indebtedness or assets
          (excluding any regular periodic cash
          dividend paid from retained earnings of
          the Corporation and dividends or distri-butions payable in stock for which adjust-ment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (c) of this subsec-tion (IV)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion
          Price in effect immediately prior to the record date mentioned in the next sen-tence by a fraction of which the numer-ator shall be the Average Market Price of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board and the Investor jointly (if the Investor shall be a holder of any of the Preferred Stock), or by an interna-tionally recognized investment banking firm selected by them if they are unable to agree or by the Board in its reason-able discretion (if the Investor shall not be a holder of any of the Preferred

          Stock)), of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common
          Stock or of such subscription rights or
          warrants applicable to one share of
          Common Stock, and of which the denomina-tor shall be such Average Market Price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Such determination of fair market value shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable.

               (e) The reclassification (includ-
          ing any reclassification upon a merger
          in which the Corporation is the continu-ing corporation) of Common Stock into securities including other than Common
          Stock shall be deemed to involve (i) a
          distribution of such securities other
          than Common Stock to all holders of
          Common Stock (and the effective date of
          such reclassification shall be deemed to be "the record date for the determi-nation of stockholders entitled to receive such distribution" within the meaning of subdivision (d) of this subsection (IV)), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding imme-diately prior to such reclassification into the number of shares of Common
          Stock outstanding immediately there-
          after.

               (f) In any case in which this
          paragraph (v) shall require that an
          adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the con-version agent of the certificate of independent public accountants required by subdivision (h) of this subsec-tion (IV)) issuing to the holder of any share of Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a frac-tional share.

               (g) All calculations under this
          paragraph (v) shall be made to the near-est 1/100 of one cent or to the nearest
          1/10,000th of a share, as the case may
          be. Anything in this paragraph (v) to
          the contrary notwithstanding, the Corpo-ration shall be entitled to make such reduction in the Conversion Price, in addition to those required by this para-graph (v), as it considers to be advis-able in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convert-ible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

               (h) Whenever the Conversion Price
          is adjusted as herein provided, (i) the
          Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, and
          (ii) a notice stating that the Conver-
          sion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be airmailed by the Corporation to the holders of the Pre-ferred Stock at their addresses as shown on the stock books of the Corporation.

               (i) In the event that any time as
          a result of an adjustment made pursuant
          to subdivision (a) of this subsec-
          tion (IV), the holder of any share of
          Preferred Stock thereafter surrendered
          for conversion shall become entitled to
          receive any shares of the Corporation
          other than shares of Common Stock,
          thereafter the Conversion Price of such
          other shares so receivable upon conver-
          sion of any share shall be subject to
          adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with re-spect to Common Stock contained in this paragraph (v).

               (V)  In case:

               (a)  the Corporation shall declare
          a dividend (or any other distribution)
          on its Common Stock other than a regular periodic cash dividend payable in cash out of its retained earnings; or

               (b)  the Corporation shall author-
          ize the granting to the holders of the
          Common Stock of rights or warrants to
          subscribe for or purchase any shares of
          stock of any class or of any other
          rights; or

               (c)  there shall be any capital
          stock reorganization or reclassification of the Common Stock (other than a subdi-vision or combination of the outstanding
          Common Stock and other than a change in
          the par value of the Common Stock), or
          any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

               (d) there shall be a voluntary
          dissolution, liquidation or winding up
          of the Corporation;

          then the Corporation shall cause to be
          filed with the conversion agent, and
          shall cause to be airmailed to the hold-ers of shares of the Preferred Stock at their addresses as shown on the stock books of the Corporation, at least ten days prior to the applicable date here-inafter specified, a notice stating
          (i) the date on which a record is to be
          taken for the purpose of such dividend,
          distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securi-ties or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up.

              (VI)  The Corporation covenants that
          it will at all times reserve and keep
          available, free from preemptive rights,
          out of the aggregate of its authorized
          but unissued shares of Common Stock or
          its issued shares of Common Stock held
          in its treasury, or both, for the pur-
          pose of effecting conversions of the
          Preferred Stock, the full number of
          shares of Common Stock deliverable upon
          the conversion of all outstanding shares of Preferred Stock not theretofore con-verted. For purposes of this subsec-tion (VI), the number of shares of Com-mon Stock which shall be deliverable upon the conversion of all outstanding shares of Preferred Stock shall be compu-ted as if at the time of computation all such outstanding shares were held by a single holder.

               Before taking any action which
          would cause an adjustment reducing the

          Conversion Price below the then par
          value (if any) of the shares of Common
          Stock deliverable upon conversion of the Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

               The Corporation shall use its best
          efforts to list the shares of Common
          Stock required to be delivered upon
          conversion of the Preferred Stock prior
          to such delivery upon each securities
          exchange, if any, upon which the out-
          standing Common Stock is listed at the
          time of such delivery.

               Prior to the delivery of any secu-
          rities which the Corporation shall be
          obligated to deliver upon conversion of
          the Preferred Stock, the Corporation
          shall use its best efforts to comply
          with all Federal and state laws and
          regulations thereunder requiring the
          registration of such securities with, or any approval of or consent to the deliv-ery thereof by, any governmental author-ity.

             (VII) The Corporation shall pay any
          and all documentary stamp or similar
          issue or transfer taxes payable in re-
          spect of the issue or delivery of shares of Common Stock on conversions of the Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Preferred Stock to be converted and no such issue or delivery shall be made unless and until the per-son requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

            (VIII)  In case of any consolidation
          or merger in which the Corporation is a
          party (other than a merger in which the
          Corporation is the continuing corpora-
          tion), or in case of any sale or convey-ance to another corporation of the prop-erty of the Corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation
          (including any exchange effected in
          connection with a merger of a third
          corporation into the Corporation) the
          holder of each share of Preferred Stock
          then outstanding shall have the right
          thereafter to convert such share into
          the kind and amount of securities, cash
          or other property receivable upon such
          consolidation, merger, statutory exchange, sale or conveyance by a holder of the number of shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such consolidation, merger, statutory exchange, sale or conveyance, assuming such holder of Common Stock failed to exercise his rights of elec-tion, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that if the kind or amount of securities, cash or other property receivable upon such consoli-dation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsec-tion (VIII) the kind and amount of secu-rities, cash or other property receiv-able upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (v) shall correspond-ingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Preferred Stock. Any such adjustment shall be approved by a firm of independent public accountants
          (who may be the regular accountants
          employed by the Corporation), evidenced
          by a certificate to that effect deliv-
          ered to the conversion agent.

               The above provisions of this sub-
          section (VIII) shall similarly apply to
          successive consolidations, mergers,
          statutory exchanges, sales or convey-
          ances.

              (vi)  Upon any conversion or redemp-
          tion of shares of Preferred Stock, the
          shares of Preferred Stock so converted
          or redeemed shall have the status of
          authorized and unissued shares of Series
          Preferred Stock, and the number of
          shares of Series Preferred Stock which
          the Corporation shall have authority to
          issue shall not be decreased by the
          conversion or redemption of shares of
          Preferred Stock.

             (vii)  (I)  The Shares of Preferred
          Stock shall not be entitled to vote
          pursuant to this subsection (I) until
          the expiration or early termination of
          the applicable waiting period under the
          HSR Act. Thereafter, each share of
          Preferred Stock shall be entitled to one vote (subject to adjustment as provided in subsection (V) of this para-graph (vii)) and the shares of Preferred
          Stock shall vote together with the
          shares of Common Stock (and of any other class or series which may similarly be entitled to vote with the shares of Common Stock) as a single class upon all matters upon which holders of Common
          Stock are entitled to vote.

            (II)  If and whenever at any time or
          times dividends payable on the Preferred
          Stock or on any other Parity Preferred
          Stock shall have been in arrears and
          unpaid in an aggregate amount equal to
          or exceeding the amount of dividends
          payable thereon for six quarterly peri-
          ods, then the holders of Parity Pre-
          ferred Stock shall have, in addition to
          the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumu-lated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indi-cated above.

               Whenever such voting right shall
          have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred
          Stock, called as hereinafter provided,
          or at any annual meeting of stockholders held for the purpose of electing direc-tors, and thereafter at each successive annual meeting.

               At any time when such voting right
          shall have vested in the holders of the
          Parity Preferred Stock, and if such
          right shall not already have been
          initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of the Parity Pre-ferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United
          States of America, by registered mail,
          addressed to the Secretary of the Corpo-ration at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authori-
          ties), then the holders of record of 10% in number of shares of the Parity Pre-ferred Stock then outstanding may desig-nate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (II). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corpo-ration for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this para-graph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately pre-ceding the date fixed for the next annual meeting of stockholders.

               At any meeting held for the purpose
          of electing directors at which the hold-ers of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity
          Preferred Stock shall be required and be sufficient to constitute a quorum of the Parity Preferred Stock for the election of directors by the Parity Preferred
          Stock. At any such meeting or adjourn-
          ment thereof (A) the absence of a quorum of the holders of the Parity Preferred
          Stock shall not prevent the election of
          directors other than those to be elected by the holders of the Parity Preferred
          Stock and the absence of a quorum or
          quorums of the holders of other classes
          of capital stock entitled to elect such
          other directors shall not prevent the
          election of directors to be elected by
          the holders of the Parity Preferred
          Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of direc-tors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

               The directors elected pursuant to
          this subsection (II) shall serve until
          the next annual meeting or until their
          respective successors shall be elected
          and shall qualify; provided, however,
          that when the right of the holders of
          the Parity Preferred Stock to elect
          directors as herein provided shall ter-
          minate, the terms of office of all per-
          sons so elected by the holders of the
          Parity Preferred Stock shall terminate,
          and the number of directors of the Cor-
          poration shall thereupon be such number
          as may be provided in the By-laws of the

          Corporation irrespective of any increase made pursuant to this subsection (II).

               (III)  So long as any shares of the
          Preferred Stock remain outstanding, the
          Corporation will not, either directly or indirectly or through merger or consoli-dation with any other corporation:

                 (a)  without the affirmative vote
          at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Preferred Stock, (A) create any class or classes of stock ranking equal or prior to the Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Preferred Stock either as to dividends or upon liquida-tion, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or pow-ers of the Preferred Stock or (C) autho-rize any reclassification of the Pre-ferred Stock;

                 (b) without the affirmative vote
          at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Preferred Stock then outstanding, amend, alter or repeal any of the provi-sions hereof so as to affect adversely the preferences, special rights or pow-ers of the Preferred Stock; or

                 (c) without the affirmative vote
          at a meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series
          Preferred Stock.

              (IV)  No consent of the holders of
          the Preferred Stock shall be required
          for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to divi-dends or upon liquidation to the Series
          Preferred Stock or (iii) any increase or decrease in the amount of authorized
          Common Stock or any increase, decrease
          or change in the par value thereof or in any other terms thereof.

             (V) in case the Corporation shall
          hereafter (i) pay a dividend or make a
          distribution on the Common Stock in
          shares of Common Stock, (ii) subdivide
          or reclassify its outstanding shares of
          Common Stock into a greater number of
          shares or (iii) combine or reclassify
          its outstanding shares of Common Stock
          into a smaller number of shares, then in each such case the number of votes to which a holder of a share of Preferred
          Stock is entitled pursuant to subsec-
          tion (I) of this paragraph (vii) shall
          be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a num-ber of votes equal to the number of votes to which such holder was entitled pursuant to subsection (I) immediately prior to such happening multiplied by a fraction of which the numerator is the number of shares of Common Stock into which one share of Preferred Stock was convertible immediately after such hap-pening and the denominator is the number of shares of Common Stock into which one share of Preferred Stock was convertible immediately prior to such happening. An adjustment made pursuant to this subsec-tion (V) shall become effective immedi-ately after the date of payment, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

            (viii)  The Preferred Stock is
          exchangeable in whole at the option only of the Corporation on any Dividend Pay-ment Date commencing the first Dividend
          Payment Date following the Closing Date, for the Corporation's 7% Voting Convert-ible Subordinated Debentures Due 2007
          (the "Debentures") which shall be issued pursuant to the Indenture and shall be substantially in the form set forth in Article Two thereof. Holders of out-standing shares of Preferred Stock will be entitled to receive a principal amount of Debentures equal to the Liqui-dation Preference in exchange for each share of Preferred Stock held by them at the time of exchange. The Corporation will mail to each record holder of the Preferred Stock written notice of its intention to exchange not less than 30 nor more than 60 days prior to the date of exchange. Prior to giving notice of intention to exchange, the Corporation shall execute and deliver the Indenture substantially in the form set forth in
          Exhibit 4 to the Agreement and shall
          adopt a Board Resolution (as such term
          is defined in the Indenture) incorporat-ing the terms set forth in Article Two thereof, in each case with such changes as may be required by law or usage. The
          Corporation will cause the Debentures to be authenticated on the Dividend Payment
          Date on which the exchange is effective;
          at such time the rights of the holders
          of Preferred Stock as stockholders of
          the Company shall cease (except the
          right to receive accumulated and unpaid
          dividends to the date of exchange), and
          the Preferred Stock shall no longer be
          deemed outstanding and shall represent
          only the right to receive the Deben-
          tures. The Debentures will be delivered
          to the persons entitled thereto upon
          surrender to the Corporation or its
          agent appointed for that purpose of the
          certificates for the shares of Preferred
          Stock being exchanged therefor. If the
          Corporation has not paid full cumulative dividends on the Preferred Stock to the date of exchange (or set aside a sum therefor), or if the Corporation has not obtained any required stockholder approval in connection with the granting of voting rights to the holders of Exchange Debentures as set forth in

          Article Two of, the Indenture, the Pre-
          ferred Stock may not be exchanged for
          the Debentures.

              (ix) (I) Shares of the Preferred
          Stock may not be redeemed on or prior to the third anniversary of the Closing
          Date. Thereafter, the shares of the
          Preferred Stock may be redeemed to the
          extent specified below, at the option of the Corporation on any Dividend Payment
          Date upon at least 30 days' and not more than 45 days' prior written notice to the holders of the shares to be redeemed, at an amount equal to the sum of the Liquidation Preference of such shares plus accumulated and unpaid divi-dends (whether or not earned or declared) to the date fixed for redemp-tion:

                                       Number of Shares Subject
                                       to Redemption
                                       ------------------------

to and including the fourth
anniversary of the Closing
Date .............................     up to 25% of the shares of
                                       Preferred Stock initially
                                       issued

thereafter, to and including
the fifth anniversary of the
Closing Date .....................     up to 25% of the shares of
                                       Preferred Stock initially
                                       issued

thereafter, to and including
the sixth anniversary of the
Closing Date ....................      up to 50% of the shares of
                                       Preferred Stock
                                       outstanding at the
                                       commencement of such
                                       period (the "Reference
                                       Period")

thereafter, during any 12 month
period .........................       up to 50% of the shares of
                                       Preferred Stock
                                       outstanding at the
                                       commencement of the
                                       Reference Period
          provided, however, that the shares of
          --------  -------
          Preferred Stock shall not be redeemable
          by the Corporation on or prior to the
          fifth anniversary of the Closing Date
          unless the Average Market Price of the
          Common Stock on the date upon which
          notice of redemption is first given is
          greater than the product of 1.20 times
                                           -----
          the Conversion Price (as defined in
          paragraph (v) hereof) then in effect, or after the fifth anniversary of the Closing Date, unless the Average Market
          Price of the Common Stock on the date
          upon which notice of redemption is first given is greater than the Conversion
          Price (as defined in paragraph (v)
          hereof) then in effect.

          For purposes of this subsection (I), the number of shares of Preferred Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certifi-cates issued in lieu of fractions of shares of Preferred Stock.

              (II)  Holders of shares of Preferred
          Stock which have been called for redemp-tion may elect to receive the redemption price for such shares in the form of securities which are direct obligations of the United States of America and have a fair market value (as determined jointly by the Board and the Investor
          (if the Investor shall be a holder of
          any shares of Preferred Stock) on the
          date notice of such redemption is given, or by an internationally recognized investment banking firm selected by them if they are unable to agree, or by the Board in its reasonable discretion (if the Investor shall not be a holder of any shares of Preferred Stock on the date notice of such redemption is given)) equal to the redemption price otherwise payable by the Corporation upon redemption of such shares. Any such election may specify a requested coupon rate or range of rates, maturity or range of maturities and denominations of such securities. Such requests with respect to coupon rate, maturity and denomination shall be satisfied by the Corporation to the extent reasonably practicable. Any such election shall be effective upon the giving of receipt of written notice of such election to the Corporation not later than 20 days prior to the date fixed for redemption.

             (III)  Notice of any proposed redemp-
          tion of shares of Preferred Stock shall
          be given by the Corporation by airmail-
          ing a copy of such notice to holders of
          record of the shares of such Preferred
          Stock to be redeemed at their respective addresses appearing on the stock books of the Corporation. Said notice shall specify the shares called for redemp-tion, the redemption price and the price at which and the date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed and the redemption price therefor paid. From and after the date fixed in any such notice as the date of redemption of shares of Pre-ferred Stock, unless default shall be made by the Corporation in providing monies at the time and place specified for the payment of the redemption price pursuant to said notice, all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price upon surrender of the certifi-cates, shall cease and terminate.

               (x) The Preferred Stock shall be
          subject to the provisions of the Invest-ment Agreement and may not be sold or transferred except in accordance there-with.

              (xi) Certificates representing
          shares of the Preferred Stock shall be
          exchangeable, at the option of the
          holder, for a new certificate or certif-icates of the same or different denomi-nations representing in the aggregate the same number of shares.

             (xii)  Subject to conversion as set
          forth in paragraph (v), to exchange as
          set forth in paragraph (viii) or to
          redemption as set forth in para-
          graph (ix), and to the respective rights and obligations of the Investor and the Company set forth in Sections 5.1(d) and
          6.2 of the Investment Agreement (which
          provisions are incorporated by reference herein), the Preferred Stock shall be perpetual. In the case of exchanges pursuant to Section 6.2 of the Invest-ment Agreement, a payment shall be made upon exchange for dividends accumulated on the shares of Preferred Stock surren-dered for exchange but not for dividends on shares of preferred stock delivered upon such exchange.

          IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Donald B. Marron, its Chairman of the Board of Directors, President and Chief Executive
Officer, and attested by Dorothy F. Haughey, its Assistant
Secretary, this 11th day of December 1987.

                           PAINE WEBBER GROUP INC.

                           /s/ Donald B. Marron
                           --------------------------------------
                           Donald B. Marron
                           Chairman of the Board of
                           Directors, President and Chief
                           Executive Officer

[Seal]

Attest:



 /s/ Dorothy F. Haughey
------------------------------
     Dorothy F. Haughey
     Assistant Secretary

STATE OF NEW YORK, )
                    ) SS.:
COUNTY OF NEW YORK,)

          This instrument was acknowledged before me this 11th day of December 1987 by Donald B. Marron, as Chairman of the Board of Directors, President and Chief Executive
Officer, and Dorothy F. Haughey, as Assistant Secretary, of Paine Webber Group Inc., a Delaware Corporation, each being authorized so to do on its behalf.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                  /s/ John T. Cooper
                              -----------------------------
                                     Notary Public

                                      JOHN T. COOPER
                               Notary Public, State of New York
                                       No. 31-4398531
                                Qualified in New York County
                               Commission Expires  6/15/89
                                                 ---------

                      CERTIFICATE OF AMENDMENT
                                 OF

               RESTATED CERTIFICATE OF INCORPORATION
                                 OF

                      PAINE WEBBER GROUP INC.

       Pursuant to Section 242 of the General Corporation Law
       ------------------------------------------------------
                      of the State of Delaware
                      ------------------------

       Paine Webber Group Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter sometimes called the "Corporation"), DOES HEREBY CERTIFY as follows:

1. At a meeting of the Board of Directors of the Corporation, duly called and held on February 16, 1988, resolutions were duly adopted setting forth proposed amendments to the Restated Certificate of Incorporation of the Corporation, declaring said amendments to be advisable, and directing that the amendments be submitted to the stockholders of the Corporation at the next annual meeting of stockholders for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

             RESOLVED, that each of the proposed amendments to the Restated Certificate of Incorporation of the corporation set forth below be, and it hereby is, approved and adopted in all respects and declared advisable; that such proposed amendments be submitted to the stockholders of the corporation for their consideration at the next annual meeting of stockholders; and that, if such proposed amendments are approved and adopted by the stockholders of the corporation, the proper officers of the corporation be, and they hereby are, authorized to execute and acknowledge and cause to be filed and recorded in accordance with Section 103 of the General Corporation Law of the State of Delaware a certificate setting forth such amendments and certifying that such amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

       That Article IV be amended by inserting the following new Article:

                         ARTICLE IV(A)
                       Voting Debentures

       The holders of the Corporation's 7% Convertible Subordinated Voting Debentures Due 2007 ("Exchange Debentures") which may be issued from time to time pursuant to the Investment Agreement dated as of November 30, 1987, between the Corporation and The Yasuda Mutual Life Insurance Company, in exchange for the Corporation's 7% Cumulative Convertible Exchangeable Voting Preferred Stock, Series A, shall be entitled to vote together with the shares of Common Stock (and of any other class of series of capital stock which may, now or in the future, similarly be entitled to vote with shares of Common Stock) as a single class upon all matters upon which holders of Common Stock are entitled to vote, as follows: each $1,000 aggregate principal amount of Exchange Debentures shall be entitled to a number of votes equal to the product of (x) the number or votes to which each share of the Series A Preferred was entitled on the effective date of the exchange of such share of Series A Preferred for any Exchange Debenture times (y) the quotient of $1,000 divided by $44.50.

       That Article IV, be amended further by inserting the following new Article:

                          ARTICLE IV(B)
                        Preemptive Rights

       The Yasuda Mutual Life Insurance Company ("Yasuda") shall be entitled, subject to the conditions set forth in
Section 5.1(c) of the Investment Agreement dated as of Novermber 30, 1987, between the Corporation and Yasuda (the "Investment Agreement"), to (1) equity purchase rights that are no less favorable than the preemptive or equity purchase rights, if any, that might be granted by the Corporation to any other person or (2) if the Corporation has no class or series of voting securities which is registered under the Securities Exchange Act of 1934 and broadly held and actively traded or if permitted by the rules of any national stock exchange on which any such class or series of voting securities is listed, or the over-the-counter market in which any such class or series of voting securities is traded if no longer listed, equity purchase rights which allow Yasuda a preemptive right to purchase the amount of voting securities of the Corporation or any securities convertible into or exchangeable for voting securities of the Corporation or any options, warrants or rights exercisable for voting securities of the Corporation ("Equity Purchase Shares") equal to the product of (A) the quotient of (x) the number of voting securities of the Corporation owned by Yasuda immediately prior to the issuance of Equity Purchase Shares divided by (y) the aggregate number of outstanding voting securities owned by persons other than Yasuda immediately prior to the issuance of Equity Purchase Shares (for purposes of this calculation, treating all securities of the Corporation convertible into voting securities as though they have been so converted), multiplied by (B) the aggregate number of Equity Purchase Shares being issued by the Corporation to persons other than Yasuda, rounded up to the nearest whole Equity Purchase Share. If, at the time of the determination of the amount of Equity Purchase Shares which Yasuda shall be entitled to purchase, any other person has preemptive or other equity purchase rights similar to those granted to Yasuda, the amount Yasuda is entitled to purchase shall be recalculated to take into account the amount of voting securities to be sold to such persons, rounding up the amount of Equity Purchase Shares which Yasuda shall be entitled to purchase to the nearest whole Equity Purchase Share. The terms upon which, the time or times at or within which, and the price or prices at which any such preemptive rights or equity purchase rights may be exercised shall, if applicable, be as set forth in the Investment Agreement or, if not applicable, as determined by the Board of Directors.

2. That, thereafter, at an Annual Meeting of Stockholders of the Corporation, duly noticed and held on May 3, 1988, the stockholders of the Corporation voted the necessary number of shares as required by statute in favor of the amendments.

3. That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation
Law of the State of Delaware.

       IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate to be signed by James C. Treadway, Jr., its Vice President and Secretary and attested by Dorothy F. Haughey, its Assistant Secretary, this 31st day of May, 1988.

       PAINE WEBBER GROUP INC.



       /s/ James C. Treadway, Jr.
       --------------------------
       James C. Treadway, Jr.,
       Vice President and Secretary

       Attest:



       /s/ Dorothy F. Haughey
       --------------------------
       Dorothy F. Haughey,
       Assistant Secretary

7585L

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE

               7.5% CONVERTIBLE PREFERRED STOCK
                       ($20 Par Value)

                   PAINE WEBBER GROUP INC.

                ------------------------------

                Pursuant to Section 151 of the

       General Corporation Law of the State of Delaware

                ------------------------------

         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on December 15, 1988, by the Special Committee of the Board of Directors of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to provisions of Section 141(c) of the General Corporation Law of the State of Delaware and
Article IV, Section 1 of the By-laws of the Corporation;

              RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Corporation by provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the issuance of a series of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of up to 2,200,000 of the 20,000,000 shares of Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Series Preferred Stock) as follows:

              The designation of such series of the Series
         Preferred Stock authorized by this resolution shall be the 7.5% Convertible Preferred Stock (the "Convertible
         Preferred Stock"). The number of shares of Convertible Preferred Stock shall be 2,200,000.

                 (i) Holders of shares of Convertible
         Preferred Stock will be entitled to receive, when and as declared by the Board of Directors (the "Board") of Paine Webber Group Inc. (the "Corporation") out of assets of the Corporation legally available for payment, an annual cash dividend of $1.875 per share, payable in semi-annual installments on June 30 and December 31, commencing June 30, 1989. Dividends on the Convertible Preferred Stock will be cumulative from the date of initial issuance of any shares of Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than l0 days preceding the payment dates thereof, as shall be fixed by the Board. When dividends are not paid in full upon the Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Convertible Preferred Stock (such other preferred stock and the Convertible Preferred Stock hereinafter being collectively referred to as "Parity Preferred Stock"), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Convertible Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation (as defined in paragraph (iii)(I) below) or any other stock of the Corporation ranking junior to the Convertible

         Preferred Stock as to dividends) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of 12 30-day months.

                  (ii) The shares of Convertible Preferred
         Stock shall rank prior to the shares of Common Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25 per share (the "Liquidation Preference" of a share of Convertible Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Convertible Preferred Stock to the date of final distribution.
         If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the liquidation preference amounts of the Parity Preferred Stock and all dividends (whether or not earned or declared) accumulated and unpaid thereon, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares, if all amounts payable thereon were paid in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                 (iii) (I) Subject to and upon compliance with the provisions of this paragraph (iii), the holder of a share of Convertible Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the fifth day next preceding the date fixed for such redemption, to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below), upon surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (iii).

              The term "Common Stock" shall mean the Common Stock, $1 par value, of the Corporation as the same exists at the date of this Certificate or as such stock may be constituted from time to time, except that for the purpose of subsection (V) of this paragraph (iii) the term "Common Stock" shall also mean and include stock of the Corporation of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Corporation without limit as to amount or percentage.

              The term "Conversion Price" shall mean $20.475, as adjusted in accordance with the provisions of this paragraph (iii).

                  (II)  In order to exercise the conversion
         privilege, the holder of each share of Convertible Preferred Stock to be converted shall surrender the certificate representing such share at the office of the conversion agent for the Convertible Preferred Stock in the Borough of Manhattan, City of New York, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation and duly executed by the holder or his duly authorized attorney, and an amount sufficient to pay any transfer or similar tax. No payment or adjustment shall be made on conversion for dividends accumulated on the Convertible Preferred Stock surrendered for conversion or for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certificates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (iii), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection
         (III) of this paragraph (iii).

              Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversions of the Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

                  (III)  No fractional shares or scrip
         representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as defined in subsection (IV)(d) of this paragraph (iii)) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Convertible Preferred Stock so surrendered.

                  (IV)  The Conversion Price shall be adjusted
         from time to time as follows:

                   (a)  In case the Corporation shall hereafter
         (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or
         (iv) issue by reclassification of the Common Stock any shares of capital stock of the Corporation, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. An adjustment made pursuant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination reclassification. If, as a result of an adjustment made pursuant to this subdivision (a), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of

         Common Stock and other capital stock of the Corporation, the Board (whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                   (b)  In case the Corporation shall hereafter
         issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (c)  In case the Corporation shall hereafter
         distribute to holders of its outstanding shares of Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for which adjustment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (b) of this subsection (IV)), then in each such case the

         Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board, whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (d)  For the purpose of subsection (III) and
         subdivisions (b) and (c) of this subsection (IV), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the 30 consecutive days on which the New York Stock Exchange is open for trading commencing 45 trading days before the day in question. The term "daily market price" when used with reference to the Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not then listed on any national securities exchange, on the basis of the closing price, if the Common Stock is a national market issue, or the average of the high bid and low asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by

         National Quotation Bureau, Incorporated, or a similar organization.

                   (e)  In any case in which this paragraph
         (iii) shall require that an adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate of independent public accountants required by subdivision (g) of this subsection (IV)) issuing to the holder of any share of Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Conmnon Stock or other capital stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                   (f)  No adjustment in the Conversion Price
         shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments
                        --------  -------
         which by reason of this subdivision (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (iii) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this paragraph
         (iii) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this paragraph (iii), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

                   (g) Whenever the Conversion Price is
         adjusted as herein provided, (i) the Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed by the Corporation to the holders of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation.

                   (h)  In the event that at any time as a
         result of an adjustment made pursuant to subdivision
         (a) of this subsection (IV), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph (iii).

                   (V)  In case:

                   (a)  the Corporation shall take any action
         which would require any adjustment in the Conversion
         Price pursuant to subsection (IV)(c); or

                   (b)  the Corporation shall authorize the
         granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                   (c)  there shall be any capital stock
         reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

                   (d)  there shall be a voluntary dissolution,
         liquidation or winding up of the Corporation;

         then the Corporation shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (a), (b), (c) or (d) of this subsection (V).

                  (VI)  The Corporation covenants that it will
         at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Preferred Stock then outstanding and not theretofore converted or then deliverable upon conversion of the Corporation's 8% Convertible Debentures Due 1998 (the "1998 Debentures"). For purposes of this subsection (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all such shares of Convertible Preferred Stock shall be computed as if at the time of computation all such shares were held by a single holder.

              Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

              To the extent not already listed, the Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

              Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation will endeavor to comply with all Federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

              (VII)  The Corporation will pay any and all
         documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Convertible Preferred Stock pursuant hereto; provided, however,
                                          --------  -------
         that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                (VIII)  Notwithstanding any other provision
         herein to the contrary, in case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation), or in case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger or statutory exchange, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection
         (VIII) the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Convertible Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (iii) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Convertible Preferred Stock. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the conversion agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

              The above provisions of this subsection (VIII) shall similarly apply to successive consolidations, mergers or statutory exchanges.

                  (iv) Upon any conversion or redemption of shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Series Preferred Stock, and the number of shares of Series Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Convertible Preferred Stock.

                   (v)  The holders of shares of Convertible
         Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                   (I)  If and whenever at any time or times
         dividends payable on the Convertible Preferred Stock or on any other Parity Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly periods or three semi-annual periods, as the case may be, then the holders of Parity Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indicated above.

              Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

                  At any time when such voting right shall have vested in the holders of the Parity Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (I). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

              At any meeting held for the purpose of electing directors at which the holders of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity Preferred Stock shall be required and be sufficient to constitute a quorum of the Parity Preferred Stock for the election of directors by the holders of the Parity Preferred Stock. At any such meeting or adjournment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

              The directors elected pursuant to this subsection
         (I) shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that when the right of the
                  --------  -------
         holders of the Parity Preferred Stock to elect directors as herein provided shall terminate, the terms of office of all persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-Laws of the Corporation irrespective of any increase made pursuant to this subsection (I).

                  (II)  So long as any shares of the
         Convertible Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation:

                   (a)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Series Preferred Stock of all series then outstanding, (A) create any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Series Preferred Stock or (C) authorize any reclassification of the Series Preferred Stock;

                   (b)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Convertible Preferred Stock then outstanding, amend, alter or repeal any of the provisions hereof so as to affect adversely the preferences, special rights or powers of the Convertible Preferred Stock; or

                   (c)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series Preferred Stock.

                  (vi) The shares of the Convertible Preferred Stock may be redeemed at the option of the Corporation as a whole at any time, upon not less than 25 nor more than 60 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation, at a redemption price of $25.00 per share, together with an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption. Upon such redemption date, all holders of shares of Convertible Preferred Stock shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price upon surrender of their certificates.

              If full cumulative dividends on the Convertible Preferred Stock have not been paid, the Corporation may not purchase or acquire any shares of the Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

                 (vii)  No consent of the holders of the
         Convertible Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or
         (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                (viii) The Board reserves the right by
         subsequent amendment from time to time to increase (subject to the provisions of paragraph (v)(II)(c)) or decrease the number of shares which constitute the Convertible Preferred Stock (but not below the aggregate number of shares thereof then outstanding or then deliverable upon conversion of the 1998 Debentures) and in other respects to amend the terms of the Convertible Preferred Stock within the limitations provided by law, resolutions of the Board and the Certificate of Incorporation.



         IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by James Treadway, its Vice President, and attested by Dorothy F. Haughey, its Assistant Secretary, this 14th day
of January, 1992.                                    ----


                                  PAINE WEBBER GROUP INC.


                                     /s/ James Treadway
                                  --------------------------------------
                                         James Treadway
                                         Vice President


[Sea1]

Attest:


/s/ Dorothy F. Haughey
--------------------------------------
  Dorothy F. Haughey
  Assistant Secretary



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

         This instrument was acknowledged before me this 14th
                                                         ----
day of January, 1992 by JAMES TREADWAY and DOROTHY F. HAUGHEY, as Vice President and Assistant Secretary, respectively, of PAINE WEBBER GROUP INC., a Delaware corporation, being authorized so to do on its behalf.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                 ELISA B. BELL
         NOTARY PUBLIC, State of New York             /s/ Elisa A. Bell
                No. 03-4818330                  ------------------------------
             Qualified in Bronx County                    Notary Public
        Commission Expires June 30 1992
                                      -

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE

          7.5% CONVERTIBLE PREFERRED STOCK, SERIES B
                       ($20 Par Value)

                   PAINE WEBBER GROUP INC.

                ------------------------------

                Pursuant to Section 151 of the

      General Corporation Law of the State of Delaware

                ------------------------------

         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on February 11, 1991, by the Special Committee of the Board of Directors of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to provisions of Section 141(c) of the General Corporation Law of the State of Delaware and
Article IV, Section 1 of the By-laws of the Corporation;

              RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Corporation by provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the issuance of a series of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of up to 240,000 of the 20,000,000 shares of Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Series Preferred Stock) as follows:

              The designation of such series of the Series
         Preferred Stock authorized by this resolution shall be the 7.5% Convertible Preferred Stock, Series B (the "Convertible Preferred Stock"). The number of shares of Convertible Preferred Stock shall be 240,000.

                   (i) Holders of shares of Convertible
         Preferred Stock will be entitled to receive, when and as declared by, the Board of Directors (the "Board") of Paine Webber Group Inc. (the "Corporation") out of assets of the Corporation legally available for payment, an annual cash dividend of $1.275 per share, payable in semi-annual installments on June 30 and December 31, commencing June 30, 1991. Dividends on the Convertible Preferred Stock will be cumulative from the date of initial issuance of any shares of Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board. When dividends are not paid in full upon the Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Convertible Preferred Stock (such other preferred stock and the Convertible Preferred Stock hereinafter being collectively referred to as "Parity Preferred Stock"), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Convertible Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation (as defined in paragraph (iii)(I) below) or any other stock of the Corporation ranking junior to the Convertible

         Preferred Stock as to dividends) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of 12 30-day months.

                  (ii) The shares of Convertible Preferred
         Stock shall rank prior to the shares of Common Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25 per share (the "Liquidation Preference" of a share of Convertible Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Convertible Preferred Stock to the date of final distribution.
         If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the liquidation preference amounts of the Parity Preferred Stock and all dividends (whether or not earned or declared) accumulated and unpaid thereon, then such assets, or the proceeds thereof, shall be distributeble among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                 (iii)  (I)  Subject to and upon compliance
         with the provisions of this paragraph (iii), the holder of a share of Convertible Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the fifth day next preceding the date fixed for such redemption, to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below), upon surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (iii).

              The term "Common Stock" shall mean the Common Stock, $1 par value, of the Corporation as the same exists at the date of this Certificate or as such stock may be constituted from time to time, except that for the purpose of subsection (V) of this paragraph (iii) the term "Common Stock" shall also mean and include stock of the Corporation of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Corporation without limit as to amount or percentage.

              The term "Conversion Price" shall mean $20.80 as adjusted in accordance with the provisions of this paragraph (iii).

                  (II) In order to exercise the conversion privilege, the holder of each share of Convertible Preferred Stock to be converted shall surrender the certificate representing such share at the office of the conversion agent for the Convertible Preferred Stock in the Borough of Manhattan, City of New York, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation and duly executed by the holder or his duly authorized attorney, and an amount sufficient to pay any transfer or similar tax. No payment or adjustment shall be made on conversion for dividends accumulated on the Convertible Preferred Stock surrendered for conversion or for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certificates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (iii), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection
         (III) of this paragraph (iii).

              Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

                 (III)  No fractional shares or scrip
         representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as defined in subsection (IV)(d) of this paragraph (iii)) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Convertible Preferred Stock so surrendered.

                  (IV)  The Conversion Price shall be adjusted
         from time to time as follows:

                   (a)  In case the Corporation shall hereafter
         (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or
         (iv) issue by reclassification of the Common Stock any shares of capital stock of the Corporation, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. An adjustment made pursuant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subdivision (a), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of

         Common Stock and other capital stock of the Corporation, the Board (whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                   (b)  In case the Corporation shall hereafter
         issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (c) In case the Corporation shall hereafter distribute to holders of its outstanding shares of Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for which adjustment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (b) of this subsection (IV)), then in each such case the

         Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board, whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (d) For the purpose of subsection (III) and subdivisions (b) and (c) of this subsection (IV), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the 30 consecutive days on which the New York Stock Exchange is open for trading commencing 45 trading days before the day in question. The term "daily market price" when used with reference to the Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not then listed on any national securities exchange, on the basis of the closing price, if the Common Stock is a national market issue, or the average of the high bid and low asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by

         National Quotation Bureau, Incorporated, or a similar organization.

                   (e)  In any case in which this paragraph
         (iii) shall require that an adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate of independent public accountants required by subdivision (g) of this subsection (IV)) issuing to the holder of any share of Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                   (f) No adjustment in the Conversion Price
         shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments
                        --------  -------
         which by reason of this subdivision (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (iii) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this paragraph
         (iii) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this paragraph (iii), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

                   (g)  Whenever the Conversion Price is
         adjusted as herein provided, (i) the Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed by the Corporation to the holders of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation.

                   (h) In the event that at any time as a
         result of an adjustment made pursuant to subdivision
         (a) of this subsection (IV), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph (iii).

                   (V)  In case:

                   (a)  the Corporation shall take any action
         which would require any adjustment in the Conversion
         Price pursuant to subsection (IV)(c); or

                   (b)  the Corporation shall authorize the
         granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                   (c) there shall be any capital stock
         reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

                   (d) there shall be a voluntary dissolution, liquidation or winding up of the Corporation;

         then the Corporation shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (a), (b), (c) or (d) of this subsection (V).

                  (VI)  The Corporation covenants that it will
         at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Preferred Stock then outstanding and not theretofore converted or then deliverable upon conversion of the Corporation's 8% Convertible Debentures Due 2000 (the "2000 Debentures"). For purposes of this subsection (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all such shares of Convertible Preferred Stock shall be computed as if at the time of computation all such shares were held by a single holder.

                 Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

              To the extent not already listed, the Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

              Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation will endeavor to comply with all Federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

                 (VII)  The Corporation will pay any and all
         documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Convertible Preferred Stock pursuant hereto; provided, however,
                                          --------  -------
         that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                (VIII)  Notwithstanding any other provision
         herein to the contrary, in case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation), or in case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger or statutory exchange, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection
         (VIII) the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Convertible Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (iii) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Convertible Preferred Stock. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the conversion agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

              The above provisions of this subsection (VIII) shall similarly apply to successive consolidations, mergers or statutory exchanges.

                  (iv)  Upon any conversion or redemption of
         shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Series Preferred Stock, and the number of shares of Series Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Convertible Preferred Stock.

                   (v)  The holders of shares of Convertible
         Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                   (I)  If and whenever at any time or times
         dividends payable on the Convertible Preferred Stock or on any other Parity Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly periods or three semi-annual periods, as the case may be, then the holders of Parity Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indicated above.

              Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

              At any time when such voting right shall have vested in the holders of the Parity Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (I). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

              At any meeting held for the purpose of electing directors at which the holders of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity Preferred Stock shall be required and be sufficient to constitutes a quorum of the Parity Preferred Stock for the election of directors by the holders of the Parity Preferred Stock. At any such meeting or adjournment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

              The directors elected pursuant to this subsection
         (I) shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that when the right of the
                  --------  -------
         holders of the Parity Preferred Stock to elect directors as herein provided shall terminate, the terms of office of all persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-Laws of the Corporation irrespective of any increase made pursuant to this subsection (I).

                  (II)  So long as any shares of the
         Convertible Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation:

                   (a) without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Series Preferred Stock of all series then outstanding, (A) create any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Series Preferred Stock or (C) authorize any reclassification of the Series Preferred Stock;

                   (b)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Convertible Preferred Stock then outstanding, amend, alter or repeal any of the provisions hereof so as to affect adverse1y the preferences, special rights or powers of the Convertible Preferred Stock; or

                   (c)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series Preferred Stock.

                  (vi) The shares of the Convertible Preferred Stock may be redeemed at the option of the Corporation as a whole at any time, upon not less than 25 nor more than 60 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation, at a redemption price of $25.00 per share, together with an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption. Upon such redemption date, all holders of shares of Convertible Preferred Stock shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price upon surrender of their certificates.

              If full cumulative dividends on the Convertible Preferred Stock have not been paid, the Corporation may not purchase or acquire any shares of the Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

                 (vii) No consent of the holders of the
         Convertible Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or
         (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                (viii)  The Board reserves the right by
         subsequent amendment from time to time to increase (subject to the provisions of paragraph (v)(II)(c)) or decrease the number of shares which constitute the Convertible Preferred Stock (but not below the aggregate number of shares thereof then outstanding or then deliverable upon conversion of the 2000 Debentures) and in other respects to amend the terms of the Convertible Preferred Stock within the limitations provided by law, resolutions of the Board and the Certificate of Incorporation.

            IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by James Treadway, its Vice President, and attested by Dorothy F. Haughey, its Assistant Secretary, this 14th day of January, 1992.

                                  PAINE WEBBER GROUP INC.


                                     /s/ James Treadway
                                  --------------------------------------
                                         James Treadway
                                         Vice President


[Sea1]

Attest:


/s/ Dorothy F. Haughey
--------------------------------------
  Dorothy F. Haughey
  Assistant Secretary



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

         This instrument was acknowledged before me this 14th
                                                         ----
day of January, 1992 by JAMES TREADWAY and DOROTHY F. HAUGHEY, as Vice President and Assistant Secretary, respectively, of PAINE WEBBER GROUP INC., a Delaware corporation, being authorized so to do on its behalf.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                 ELISA B. BELL
         NOTARY PUBLIC, State of New York             /s/ Elisa A. Bell
                No. 03-4818330                  ------------------------------
             Qualified in Bronx County                    Notary Public
        Commission Expires June 30 1992
                                      -

                                                  STATE OF DELAWARE
                                                 SECRETARY OF STATE
                                              DIVISION OF CORPORATIONS
                                              FILED 10:30 AM 11/05/1992
                                                722310100 - 795811



CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE

            CUMULATIVE PARTICIPATING CONVERTIBLE
              VOTING PREFERRED STOCK, SERIES A
                      ($20 Par Value)

                  PAINE WEBBER GROUP INC.

           --------------------------------------

               Pursuant to Section 151 of the

      General Corporation Law of the State of Delaware

           --------------------------------------

          The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on November 5, 1992, by the Board of Directors of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorpora-tion, as amended (the "Certificate of Incorporation"), of the Corporation;

          RESOLVED, that the issuance of a series
     of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of 7,758,632 of the shares of the Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and rela-tive, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to such series of Series
     Preferred Stock) as follows:

          (i) Except as otherwise specified
     herein, defined terms herein, which may
     be identified by the capitalization of
     the first letter of each principal word
     thereof, have the meanings assigned to
     them in the Amended and Restated
     Investment Agreement, by and between
     Paine Webber Group Inc. and The Yasuda
     Mutual Life Insurance Company, dated as
     of November 5, 1992 (the "Agreement").

         (ii) The designation of such series
     of the Series Preferred Stock authorized by this resolution shall be the Cumula-tive Participating Convertible Voting
     Preferred Stock, Series A (the
     "Preferred Stock" and sometimes referred to in the Agreement as the "Participat-ing Preferred Shares"). The number of shares of Preferred Stock shall be 7,758,632.

        (iii)  (I)  Holders of shares of
     Preferred Stock will be entitled to
     receive, when and as declared by the
     Board of Directors of the Corporation
     (the "Board") out of assets of the
     Corporation legally available for pay-
     ment, an annual cash dividend of $0.48
     per share ("Regular Dividends"), payable in equal quarterly installments on
     March 15, June 15, September 15 and
     December 15 (or, if any such day is not
     a Business Day in New York City, then on the next succeeding Business Day) in each year (the "Dividend Payment Dates") plus, for any calendar quarter in which the Board declares a dividend or dividends on Common Stock of the Corporation (as defined in para-graph (v)(I) below) in excess of the Participation Threshold (as defined in paragraph (iii)(II) below), an amount per share equal to the product of
     (x) the amount in excess of the
     Participation Threshold paid as a
     dividend on any share of Common Stock
     times (y) the number of shares of Common
     Stock into which one share of Preferred
     Stock is convertible on the date or
     dates, as the case may be, on which such dividend or dividends on Common Stock are paid ("Participating Dividends").
     Concurrently with paying or declaring
     and setting aside for payment any
     dividend or other distribution in excess of the Participation Threshold upon any share of the Common Stock (other than a dividend or distribution that gives rise to an adjustment of the Conversion Price pursuant to paragraph (v)(IV) below) the Corporation shall pay or declare and set aside for payment, as the case may be, an amount per share determined pursuant to the immediately preceding sentence, such amount in respect of the Preferred
     Stock to be paid in priority to the
     payment of any dividend or other
     distribution upon the Common Stock.
     Except as set forth in the preceding
     sentence, payment of dividends on the
     Preferred Stock shall commence the first
     Dividend Payment Date following the
     Closing Date. Regular Dividends will be
     cumulative from and including the date
     of initial issuance of any shares of
     Preferred Stock. Participating
     Dividends will be cumulative from the
     first dividend payment date for the
     Common Stock giving rise to the right of holders of the Preferred Stock to receive a Participating Dividend.
     Dividends will be payable to holders of
     record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or a duly authorized committee thereof.

          The Preferred Stock will rank on a
     parity as to dividends with the Corpora-tion's $1.375 Convertible Exchangeable
     Preferred Stock. When dividends are not
     paid in full upon the Preferred Stock
     (including any dividends in excess of
     the Participation Threshold required to
     be paid or declared pursuant to this
     paragraph (iii)(I)) and any other
     preferred stock ranking on a parity as
     to dividends with the Preferred Stock
     (such other preferred stock and the

     Preferred Stock hereinafter being
     collectively referred to as "Parity
     Preferred Stock"), all dividends
     declared upon shares of Parity Preferred
     Stock will be declared pro rata so that
     in all cases the amount of dividends
     declared per share on the Preferred
     Stock and such other Parity Preferred
     Stock shall bear to each other the same
     ratio that accumulated and unpaid divi-
     dends per share on the shares of
     Preferred Stock and such other Parity
     Preferred Stock bear to each other.
     Except as set forth in the preceding
     sentence, unless full cumulative divi-
     dends on the Preferred Stock have been
     paid (including any dividends in excess
     of the Participation Threshold required
     to be paid or declared pursuant to this
     paragraph (iii)(I)), no dividends (other than in Common Stock of the Corporation
     (as defined in paragraph (v)(I) below)
     or any other stock of the Corporation
     ranking junior to the Preferred Stock as to dividends) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration
     (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation
     (except by conversion into or exchange
     for stock of the Corporation ranking
     junior to the Preferred Stock as to
     dividends). Dividends payable for any
     partial dividend period shall be calcu-
     lated on the basis of a 360-day year of
     twelve (12) 30-day months.

         (II)  The term "Participation
     Threshold" shall mean $0.12, as adjusted in accordance with this paragraph
     (iii)(II). In case the Corporation
     shall hereafter (i) pay a dividend or
     make a distribution on the Common Stock
     in shares of Common Stock, (ii) sub-
     divide or reclassify its outstanding
     shares of Common Stock into a greater
     number of shares or (iii) combine or
     reclassify its outstanding shares of
     Common Stock into a smaller number of
     shares, then in each such case the
     Participation Threshold then in effect
     shall be adjusted so that, after the
     happening of any of the events described above in this sentence the Participation
     Threshold shall equal a number equal to
     the Participation Threshold in effect
     immediately prior to such happening
     multiplied by a fraction of which the
     numerator is the number of shares of
     Common Stock into which one share of
     Preferred Stock was convertible
     immediately prior to such happening and
     the denominator is the number of shares
     of Common Stock into which one share of
     Preferred Stock was convertible immedi-
     ately after such happening. An adjust-
     ment to the Participation Threshold made pursuant to this subsection (II) shall become effective immediately after the date of payment, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

        (III) In the event the Corporation
     does not pay the cash dividend provided
     for in subsection (I) on any Dividend
     Payment Date, the Corporation shall
     consult with the holders of the
     Preferred Stock to discuss what steps
     might be taken to provide holders of the Preferred Stock with a payment of an equivalent value otherwise than in cash in lieu of such cash dividend.

         (iv) The shares of Preferred Stock
     shall rank prior to the shares of Common
     Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the

     Corporation, whether voluntary or invol-untary, the holders of the Preferred
     Stock shall be entitled to receive out
     of the assets of the Corporation avail-
     able for distribution to its stock-
     holders, whether from capital, surplus
     or earnings, before any distribution is
     made to holders of shares of Common
     Stock or any other such junior stock, an amount equal to $19.3333 per share (the
     "Liquidation Preference" of a share of
     Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Preferred Stock to the date of final distribution. If, upon any liqui-ation, dissolution or winding up of the Corporation, the assets of the Corpora-tion, or proceeds thereof, distributable among the holders of shares of Parity
     Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.
     For the purposes hereof, the voluntary
     sale, conveyance, exchange or transfer
     (for cash, shares of stock, securities
     or other consideration) of all or
     substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the
     Corporation with one or more other
     corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

          (v) (I) Subject to and upon
     compliance with the provisions of this
     paragraph (v), the holder of a share of
     Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the date fixed for such redemption, unless default shall be made in the payment of the redemption price, to convert such share into that number of fully paid and nonassessable shares of Common Stock
     (calculated as to each conversion to the nearest 1/10,000th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below) and by surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (v).

          The term "Common Stock" shall mean
     the Common Stock, $1 par value, of the
     Corporation as the same exists at the
     date of this Certificate or as such
     stock may be constituted from time to
     time, except that for the purpose of
     this paragraph (v), the term "Common
     Stock" shall include any stock of any
     class of the Corporation which has no
     preference in respect of dividends or of
     amounts payable in the event of any
     voluntary or involuntary liquidation,
     dissolution or winding up of the Cor-
     poration and which is not subject to
     redemption by the Corporation. However,
     shares issuable on conversion of shares
     of Preferred Stock shall include only
     shares of the class designated as Common
     Stock of the Corporation as of the
     Closing Date, or shares of any class or
     classes resulting from any reclassifica-
     tion or reclassifications thereof and
     which have no preference in respect of
     dividends or of amounts payable in the
     event of any voluntary or involuntary
     liquidation, dissolution or winding up
     of the Corporation and which are not
     subject to redemption by the Corpora-
     tion; provided that if at any time there
           --------
     shall be more than one such resulting
     class, the shares of each such class
     then so issuable shall be substantially
     in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclass-ifications.

          The term "Conversion Price" shall
     mean the Initial Conversion Price, as
     adjusted in accordance with the provi-
     sions of this paragraph (v).

         (II)  In order to exercise the
     conversion privilege, the holder of each share of Preferred Stock to be converted shall surrender the certificate repre-senting such share at the office of the conversion agent for the Preferred Stock in the Borough of Manhattan, City of New
     York, appointed for such purpose by the
     Corporation (the "conversion agent"),
     with the Notice of Election to Convert
     on the back of said certificate com-
     pleted and signed. Such notice shall be
     substantially in the following form:

     "NOTICE TO ELECTION TO CONVERT

          The undersigned, being a holder of
     the Cumulative Participating Convertible
     Voting Preferred Stock, Series A ("Pre-
     ferred Stock") of Paine Webber Group
     Inc. irrevocably exercises the right to
     convert            outstanding shares of
             ----------
     Preferred Stock on           ,     ,
                        ----------  ----
     into shares of Common Stock of Paine
     Webber Group Inc. in accordance with the terms of the Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indi-cated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Dated:

Fill in for registration of
  shares of Common Stock
  if to be issued otherwise
  than to the registered
  holder:



_____________________
Name



_____________________
Address



_____________________                 _____________________
(Please print name                         (Signature)
 and address,
 including postal
 code number)

Denominations:
               _____________________________"

            Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Preferred
            Stock is registered, each share
            surrendered for conversion shall be
            accompanied by instruments of transfer,
            in form satisfactory to the Corporation, duly executed by the holder or his duly authorized attorney and an amount sufficient to pay any transfer or similar tax. A payment shall be made on conversion for dividends accumulated on the Preferred Stock surrendered for conversion but not for dividends on Common Stock delivered on such conver-sion. As promptly as practicable after the surrender of the certificates for shares of Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this para-graph (v), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection (III) of this paragraph (v).

                 Each conversion shall be deemed to
            have been effected immediately prior to
            the close of business on the date on
            which the certificates for shares of
            Preferred Stock shall have been surrend-ered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conver-sion shall be at the Conversion Price in effect at such time on such date. All shares of Common Stock delivered upon conversions of the Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

               (III)  No fractional shares or scrip
            representing fractions of shares of
            Common Stock shall be issued upon con-
            version of the Preferred Stock. Instead
            of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Preferred Stock, the Corpora-tion shall pay to the holder of such share an amount in cash (computed to the nearest 1/100th of one cent) equal to the Average Market Price of the Common
            Stock at the close of business on the
            business day next preceding the day of
            conversion. If more than one share
            shall be surrendered for conversion at
            one time by the same holder, the number
            of full shares of Common Stock issuable
            upon conversion thereof shall be
            computed on the basis of the aggregate
            Liquidation Preference of the shares of
            Preferred Stock so surrendered.

                (IV)  The Conversion Price shall be
            adjusted from time to time as follows:

                 (a)  In case the Corporation shall
            hereafter (i) pay a dividend or make a
            distribution on the Common Stock in
            shares of Common Stock, (ii) subdivide
            its outstanding shares of Common Stock
            into a greater number of shares,
            (iii) combine its outstanding shares of
            Common Stock into a smaller number of
            shares, or (iv) issue by reclassifica-
            tion of the Common Stock any shares of
            capital stock of the Corporation, the
            Conversion Price in effect immediately
            prior to such action shall be adjusted
            so that the holder of any share of
            Preferred Stock thereafter surrendered
            for conversion shall be entitled to
            receive the number of shares of Common
            Stock or other capital stock of the
            Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. The Corporation shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation. An adjustment made pursuant to this sub-division (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combina-tion or reclassification. If, as a result of an adjustment made pursuant to this subdivision (a), the holder of any share of Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board and the Investor jointly (if the Investor shall be a holder of any of the Preferred
            Stock) or an internationally recognized
            investment banking firm selected by them if they are unable to reach agreement, or the Board in its reasonable discre-tion (if the Investor shall not be a holder of any of the Preferred Stock) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. Such determination shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable.

                 (b) In case the Corporation shall
            hereafter pay or make a dividend or
            other distribution in shares of Common
            Stock on any class of capital stock of
            the Corporation other than the Common
            Stock, the Conversion Price in effect
            immediately after the record date
            mentioned in the next sentence shall be
            adjusted so that the same shall equal
            the price determined by multiplying the
            Conversion Price in effect immediately
            prior to the record date mentioned in
            the next sentence by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date mentioned in the next sentence and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution. Such reduction shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or other distribution. For the purposes of this subdivision (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of script certifi-cates issued in lieu of fractions of shares of Common Stock. The Corporation shall not pay any dividend or make any distribution on shares of such capital stock held in the treasury of the Corporation.

                 (c)  In case the Corporation shall
            hereafter issue rights or warrants to
            holders of its outstanding shares of
            Common Stock generally entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Average Market Price of the Common Stock on the record date men-tioned in the next sentence (other than pursuant to an automatic dividend rein-vestment plan of the Corporation or any substantially similar plan), the
            Conversion Price shall be reduced so
            that the same shall equal the price
            determined by multiplying the Conversion
            Price in effect immediately prior to the record date mentioned in the next sentence by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned in the next sentence plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the record date mentioned in the next sentence plus the number of additional shares of Common Stock offered for subscription or purchase.
            Such reduction shall become effective
            immediately after the record date for
            the determination of stockholders
            entitled to receive such rights or
            warrants. For the purposes of this
            subdivision (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of script certificates issued in lieu of fractions of shares of Common Stock.
            The Corporation will not issue any
            rights or warrants in respect of shares
            of Common Stock held in the treasury of
            the Corporation.

                 (d)  In case the Corporation shall,
            by dividend or otherwise, hereafter
            distribute to holders of its outstanding shares of Common Stock generally evidences of its indebtedness or assets
            (excluding any regular periodic cash
            dividend paid from retained earnings of
            the Corporation and dividends or
            distributions payable in stock for which adjustment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (c) of this subsection (IV)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date mentioned in the next sentence by a fraction of which the numerator shall be the Average
            Market Price of the Common Stock on the
            record date mentioned in the next sen-
            tence less the then fair market value
            (as determined by the Board and the
            Investor jointly (if the Investor shall
            be a holder of any of the Preferred
            Stock), or by an internationally recog-
            nized investment banking firm selected
            by them if they are unable to agree or
            by the Board in its reasonable discre-
            tion (if the Investor shall not be a
            holder of any of the Preferred Stock)),
            of the portion of the evidences of
            indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denomina-tor shall be such Average Market Price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Such determination of fair market value shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable.

                 (e)  The reclassification
            (including any reclassification upon a
            merger in which the Corporation is the
            continuing corporation) of Common Stock
            into securities including other than
            Common Stock shall be deemed to involve
            (i) a distribution of such securities
            other than Common Stock to all holders
            of Common Stock (and the effective date
            of such reclassification shall be deemed to be "the record date for the determi-nation of stockholders entitled to receive such distribution" within the meaning of subdivision (d) of this sub-section (IV)), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock out-standing immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

                 (f)  In any case in which this
            paragraph (v) shall require that an
            adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate of independent public accountants required by subdivision (h) of this subsec-tion (IV)) issuing to the holder of any share of Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a frac-tional share.

                 (g)  All calculations under this
            paragraph (v) shall be made to the near-est 1/100 of one cent or to the nearest
            1/10,000th of a share, as the case may
            be. Anything in this paragraph (v) to
            the contrary notwithstanding, the
            Corporation shall be entitled to make
            such reduction in the Conversion Price,
            in addition to those required by this
            paragraph (v), as it considers to be
            advisable in order that any stock
            dividend, subdivision of shares, distri-bution of rights to purchase stock or securities, or distribution of securi-ties convertible into or exchangeable for stock hereafter made by the Corpora-tion to its stockholders shall not be taxable to the recipients.

                 (h)  Whenever the Conversion Price
            is adjusted as herein provided, (i) the
            Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, and
            (ii) a notice stating that the
            Conversion Price has been adjusted and
            setting forth the adjusted Conversion
            Price shall forthwith be airmailed by
            the Corporation to the holders of the
            Preferred Stock at their addresses as
            shown on the stock books of the
            Corporation.

                 (i)  In the event that any time as
            a result of an adjustment made pursuant
            to subdivision (a) of this subsec-
            tion (IV), the holder of any share of
            Preferred Stock thereafter surrendered
            for conversion shall become entitled to
            receive any shares of the Corporation
            other than shares of Common Stock, there-after the Conversion Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practica-ble to the provisions with respect to Common Stock contained in this paragraph (v).

                 (V)  In case:

                 (a)  the Corporation shall declare
            a dividend (or any other distribution)
            on its Common Stock other than a regular periodic cash dividend payable in cash out of its retained earnings; or

                 (b)  the Corporation shall
            authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                 (c)  there shall be any capital
            stock reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common
            Stock), or any consolidation or merger
            to which the Corporation is a party or
            any statutory exchange of securities
            with another corporation and for which
            approval of any stockholders of the
            Corporation is required, or any sale or
            transfer of all or substantially all the assets of the Corporation; or

                 (d) there shall be a voluntary
            dissolution, liquidation or winding up
            of the Corporation;

            then the Corporation shall cause to be
            filed with the conversion agent, and
            shall cause to be airmailed to the
            holders of shares of the Preferred Stock at their addresses as shown on the stock books of the Corporation, at least ten days prior to the applicable date here-inafter specified, a notice stating
            (i) the date on which a record is to be
            taken for the purpose of such dividend,
            distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up.

                (VI)  The Corporation covenants that
            it will at all times reserve and keep
            available, free from preemptive rights,
            out of the aggregate of its authorized
            but unissued shares of Common Stock or
            its issued shares of Common Stock held
            in its treasury, or both, for the pur-
            pose of effecting conversions of the
            Preferred Stock, the full number of
            shares of Common Stock deliverable upon
            the conversion of all outstanding shares of Preferred Stock not theretofore converted. For purposes of this sub-section (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Preferred Stock shall be computed as if at the time of computa-tion all such outstanding shares were held by a single holder.

                 Before taking any action which
            would cause an adjustment reducing the
            Conversion Price below the then par
            value (if any) of the shares of Common
            Stock deliverable upon conversion of the Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

                 The Corporation shall use its best
            efforts to list the shares of Common
            Stock required to be delivered upon
            conversion of the Preferred Stock prior
            to such delivery upon each securities
            exchange, if any, upon which the
            outstanding Common Stock is listed at
            the time of such delivery.

                 Prior to the delivery of any
            securities which the Corporation shall
            be obligated to deliver upon conversion
            of the Preferred Stock, the Corporation
            shall use its best efforts to comply
            with all Federal and state laws and
            regulations thereunder requiring the
            registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

               (VII)  The Corporation shall pay any
            and all documentary stamp or similar
            issue or transfer taxes payable in
            respect of the issue or delivery of
            shares of Common Stock on conversions of
            the Preferred Stock pursuant hereto;
            provided, however, that the Corporation
            --------  -------
            shall not be required to pay any tax
            which may be payable in respect of any
            transfer involved in the issue or
            delivery of shares of Common Stock in a
            name other than that of the holder of
            the Preferred Stock to be converted and
            no such issue or delivery shall be made
            unless and until the person requesting
            such issue or delivery has paid to the
            Corporation the amount of any such tax
            or has established, to the satisfaction
            of the Corporation, that such tax has
            been paid.

              (VIII)  In case of any consolidation
            or merger in which the Corporation is a
            party (other than a merger in which the
            Corporation is the continuing cor-
            poration), or in case of any sale or
            conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of any statu-tory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corpora-
            tion), the holder of each share of
            Preferred Stock then outstanding shall
            have the right thereafter to convert
            such share into the kind and amount of
            securities, cash or other property
            receivable upon such consolidation,
            merger, statutory exchange, sale or
            conveyance by a holder of the number of
            shares of Common Stock into which such
            share of Preferred Stock might have been converted immediately prior to such consolidation, merger, statutory exchange, sale or conveyance, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that if the kind or amount of securi-ties, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common
            Stock in respect of which such rights of election shall not have been exercised
            ("non-electing share"), then for the
            purpose of this subsection (VIII) the
            kind and amount of securities, cash or
            other property receivable upon such
            consolidation, merger, statutory
            exchange, sale or conveyance for each
            non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this para-graph (v) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property there-after deliverable on the conversion of the Preferred Stock. Any such adjust-ment shall be approved by a firm of independent public accountants (who may be the regular accountants employed by the Corporation), evidenced by a certificate to that effect delivered to the conversion agent.

                 The above provisions of this
            subsection (VIII) shall similarly apply
            to successive consolidations, mergers,
            statutory exchanges, sales or convey-
            ances.

                (vi)  Upon any conversion or redemp-
            tion of shares of Preferred Stock, the
            shares of Preferred Stock so converted
            or redeemed shall have the status of
            authorized and unissued shares of Series
            Preferred Stock, and the number of
            shares of Series Preferred Stock which
            the Corporation shall have authority to
            issue shall not be decreased by the
            conversion or redemption of shares of
            Preferred Stock.

               (vii)  (I) Each holder of shares of
            Preferred Stock shall be entitled to one vote for each share held with respect to all matters upon which holders of Common
            Stock are entitled to vote, voting with
            the holders of outstanding shares of
            Common Stock (and with any other holders of any other class or series which may similarly be entitled to vote with the shares of Common Stock) as a single class.

                (II) If and whenever at any time or
            times dividends payable on the Preferred
            Stock or on any other Parity Preferred
            Stock shall have been in arrears and
            unpaid in an aggregate amount equal to
            or exceeding the amount of dividends
            payable thereon for six quarterly
            periods, then the holders of Parity
            Preferred Stock shall have, in addition
            to the other voting rights set forth
            herein, the exclusive right, voting
            separately as a class, to elect two
            directors of the Corporation, such
            directors to be in addition to the
            number of directors constituting the
            Board of Directors immediately prior to
            the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stock-holders held for the purpose of electing directors. Such voting right shall continue until such time as all cumula-tive dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred
            Stock having noncumulative dividends
            shall have been paid regularly for at
            least one year, at which time such
            voting right of the holders of the
            Parity Preferred Stock shall terminate,
            subject to revesting in the event of
            each and every subsequent event of
            default of the character indicated
            above.

                 Whenever such voting right shall
            have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred
            Stock, called as hereinafter provided,
            or at any annual meeting of stockholders held for the purpose of electing direc-tors, and thereafter at each successive annual meeting.

                 At any time when such voting right
            shall have vested in the holders of the
            Parity Preferred Stock, and if such
            right shall not already have been ini-
            tially exercised, a proper officer of
            the Corporation shall, upon the written
            request of the holders of record of 10%
            in number of shares of the Parity Pre-
            ferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stock-holders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the
            Secretary of the Corporation at its
            principal office (such mailing to be
            evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corpora-tion, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (II). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this para-graph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

                 At any meeting held for the purpose
            of electing directors at which the
            holders of the Parity Preferred Stock
            shall have the right to elect directors
            as provided herein, the presence in
            person or by proxy of the holders of
            33-1/3% of the then outstanding shares
            of the Parity Preferred Stock shall be
            required and be sufficient to constitute a quorum of the Parity Preferred Stock for the election of directors by the Parity Preferred Stock. At any such meeting or adjournment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of direc-tors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                 The directors elected pursuant to
            this subsection (II) shall serve until
            the next annual meeting or until their
            respective successors shall be elected
            and shall qualify; provided, however,
                               --------  -------
            that when the right of the holders of
            the Parity Preferred Stock to elect
            directors as herein provided shall
            terminate, the terms of office of all
            persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-laws of the Corporation irrespective of any increase made pursuant to this subsection (II).

               (III)  So long as any shares of the
            Preferred Stock remain outstanding, the
            Corporation will not, either directly or indirectly or through merger or consoli-dation with any other corporation:

                 (a)  without the affirmative vote
            at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Preferred Stock, (A) create any class or classes of stock ranking equal or prior to the Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Preferred Stock either as to dividends or upon liquida-tion, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Preferred Stock or
            (C) authorize any reclassification of
            the Preferred Stock;

                 (b)  without the affirmative vote
            at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Preferred Stock then outstanding, amend, alter or repeal any of the provi-sions hereof so as to affect adversely the preferences, special rights or powers of the Preferred Stock; or

                 (c)  without the affirmative vote
            at a meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series Preferred Stock.

                (IV) No consent of the holders of
            the Preferred Stock shall be required
            for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                 (V)  In case the Corporation shall
            hereafter (i) pay a dividend or make a
            distribution on the Common Stock in
            shares of Common Stock, (ii) subdivide
            or reclassify its outstanding shares of
            Common Stock into a greater number of
            shares or (iii) combine or reclassify
            its outstanding shares of Common Stock
            into a smaller number of shares, then in each such case the number of votes to which a holder of a share of Preferred
            Stock is entitled pursuant to subsec-
            tion (I) of this paragraph (vii) shall
            be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a number of votes equal to the number of votes to which such holder was entitled pursuant to subsection (I) immediately prior to such happening multiplied by a fraction of which the numerator is the number of shares of Common Stock into which one share of Preferred Stock was convertible immediately after such hap-pening and the denominator is the number of shares of Common Stock into which one share of Preferred Stock was convertible immediately prior to such happening. An adjustment made pursuant to this subsec-tion (V) shall become effective immediately after the date of payment, in the case of a dividend or distribu-tion, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

              (viii)  (I)  The shares of the
            Preferred Stock may be redeemed to the
            extent specified below, at the option of the Corporation on any date beginning
            March 15, 1993 upon at least 30 days'
            and not more than 45 days' prior written notice to the holders of the shares to be redeemed, at an amount equal to the sum of the Liquidation Preference of such shares plus accumulated and unpaid dividends (whether or not earned or declared) to the date fixed for redemp-tion:

                                     Number of Shares Subject
                                     to Redemption
                                     ------------------------
            to and including
              March 31, 1993  . .    up to 50% of the shares of
                                     Preferred Stock initially
                                     issued; provided, that on
                                             --------
                                     the date the notice of
                                     redemption is given, the
                                     Average Trading Price of
                                     the Common Stock is
                                     greater than the Trigger
                                     Price;

            thereafter, to and
              including March 31,
              1994  . . . . . . .    all of the shares of
                                     Preferred Stock
                                     outstanding; provided,
                                                  --------
                                     that on the date the
                                     notice of redemption is
                                     given, the Average Trading
                                     Price of the Common Stock
                                     is greater than the
                                     Trigger Price;

            thereafter, . . . . .    all of the shares of
                                     Preferred Stock
                                     outstanding; provided,
                                                  --------
                                     that on the date notice of
                                     redemption is given, the
                                     Average Trading Price of
                                     the Common Stock is
                                     greater than $24.00.


            For purposes of this subsection (I), the number of shares of Preferred Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Preferred Stock.

                (II)  Holders of shares of Preferred
            Stock which have been called for redemption may elect to receive the redemption price for such shares in the form of securities which are direct obligations of the United States of America and have a fair market value (as determined jointly by the Board and the Investor (if the Investor shall be a holder of any shares of Preferred Stock) on the date notice of such redemption is given, or by an internationally recognized investment banking firm selected by them if they are unable to agree, or by the Board in its reasonable discretion (if the Investor shall not be a holder of any shares of Preferred Stock on the date notice of such redemption is given)) equal to the redemption price otherwise payable by the Corporation upon redemption of such shares. Any such election may specify a requested coupon rate or range of rates, maturity or range of maturities and denominations of such securities. Such requests with respect to coupon rate, maturity and denomination shall be satisfied by the Corporation to the extent reasonably practicable. Any such election shall be effective upon the giving of receipt of written notice of such election to the Corporation not later than 20 days prior to the date fixed for redemption.

               (III)  Notice of any proposed redemption
            of shares of Preferred Stock shall be given by the Corporation by airmailing a copy of such notice to holders of record of the shares of such Preferred Stock to be redeemed at their respective addresses appearing on the stock books of the Corporation. Said notice shall specify the shares called for redemption, the redemption price and the price at which and the date on which the shares called for redemption will, upon presentation and surrender of the certifi-cates of stock evidencing such shares, be redeemed and the redemption price therefor paid. From and after the date fixed in any such notice as the date of redemption of shares of Preferred Stock, unless default shall be made by the Corporation in providing monies at the time and place specified for the payment of the redemption price pursuant to said notice, all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price upon surrender of the certificates, shall cease and terminate.

                (ix)  The Preferred Stock shall be
            subject to the provisions of the Agreement and may not be sold or transferred except in accordance therewith.

                 (x)  Certificates representing shares of
            the Preferred Stock shall be exchangeable, at the option of the holder, for a new certifi-cate or certificates of the same or different denominations representing in the aggregate the same number of shares.

                (xi)  Subject to conversion as set forth
            in paragraph (v) and redemption as set forth in paragraph (viii), the Preferred Stock shall be perpetual.

            IN WITNESS WHEREOF, PAINE WEBBER GROUP INC. has caused this Certificate to be made under the seal of the Corporation and signed by Donald B. Marron, its Chairman of the Board and Chief Executive Officer, and attested by Dorothy F. Haughey, its Assistant Secretary, this 5th day of November 1992.

                              PAINE WEBBER GROUP INC.


                                  /s/ Donald B. Marron
                              -----------------------------
                              Name:   Donald B. Marron
                              Title:  Chairman of the Board
                                      and Chief Executive
                                      Officer

Attest:



/s/ Dorothy F. Haughey
---------------------------
Dorothy F. Haughey
Assistant Secretary

                                                  STATE OF DELAWARE
                                                 SECRETARY OF STATE
                                              DIVISION OF CORPORATIONS
                                              FILED 10:31 AM 11/05/1992
                                                722310101 - 795811


               CERTIFICATE OF ELIMINATION

                           of

                 PAINE WEBBER GROUP INC.

          Paine Webber Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth the proposed elimination of the 7% Cumulative
Convertible Exchangeable Voting Preferred Stock, Series A, of the Corporation as set forth herein:

          RESOLVED, that upon repurchase or replacement by the Corporation of all shares of the 7% Cumulative
     Convertible Exchangeable Voting Preferred Stock,
     Series A, of the Corporation in accordance with the amended and restated investment agreement between the Corporation and The Yasuda Mutual Life Insurance
     Company, such shares shall be cancelled, and, upon cancellation, none will remain outstanding and none will be issued;

          RESOLVED, that a Certificate of Elimination be prepared, which shall have the effect when filed with the Secretary of State of the State of Delaware of eliminating from the Restated Certificate of Incorporation of the Corporation all matters set forth in the Certificate of Designations previously filed with respect to the 7% Cumulative Convertible Exchangeable Voting Preferred Stock, Series A, of the Corporation, and that the appropriate officers of the Corporation be, and they hereby are, authorized to execute and file, on behalf of the Corporation and under its corporate seal, such Certificate of Elimination with the Secretary of State of the State of Delaware.

          SECOND, That none of the authorized shares of the 7% Cumulative Convertible Exchangeable Voting Preferred
Stock, Series A, of the Corporation remain outstanding and none will be issued.

          THIRD: That in accordance with the provisions of
Section 151 of the General Corporation Law of the State of
Delaware, the Restated Certificate of Incorporation of the Corporation is hereby amended to eliminate all matters set forth in the Certificate of Designations previously filed with respect to the 7% Cumulative Convertible Exchangeable
Voting Preferred Stock, Series A, of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Donald B. Marron, its Chairman of the Board of Directors, President and Chief
Executive Officer, and attested by Dorothy F. Haughey, its
Assistant Secretary, this 5th day of November 1992.

                              PAINE WEBBER GROUP INC.


                              /s/ Donald B. Marron
                              -----------------------------
                              Donald B. Marron
                              Chairman of the Board of
                              Directors, President and Chief
                              Executive Officer


[SEAL]

Attest:

By  /s/ Dorothy F. Haughey
  -----------------------------
     Dorothy F. Haughey
     Assistant Secretary

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE



                  6% CONVERTIBLE PREFERRED STOCK
                       ($20 Per Value)

                    PAINE WEBBER GROUP INC.

                 ------------------------------

                 Pursuant to Section 151 of the

        General Corporation Law of the State of Delaware

                 ------------------------------


         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on February 2, 1994 by the Special Committee of the Board of Directors of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to provisions of Section 141(c) of the General Corporation Law of the State of Delaware and
Article IV, Section 1 of the By-laws of the Corporation;

              RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Corporation by provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the issuance of a series of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of up to 2,200,000 of the 20,000,000 shares of Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Series Preferred Stock) as follows:

              The designation of such series of the Series
         Preferred Stock authorized by this resolution shall be the 6% Convertible Preferred Stock (the "Convertible
         Preferred Stock"). The number of shares of Convertible Preferred Stock shall be 2,200,000.

                   (i)  Holders of shares of Convertible
         Preferred Stock will be entitled to receive, when and as declared by the Board of Directors (the "Board") of Paine Webber Group Inc. (the "Corporation") out of assets of the Corporation legally available for payment, an annual cash dividend of $1.50 per share, payable in semi-annual installments on June 30 and December 31, commencing December 31, 1992. Dividends on the Convertible Preferred Stock will be cumulative from the date of initial issuance of any shares of Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board. When dividends are not paid in full upon the Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Convertible Preferred Stock (such other preferred stock and the Convertible Preferred Stock hereinafter being collectively referred to as "Parity Preferred Stock"), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Convertible Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation (as defined in paragraph (iii)(I) below) or any other stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends) maybe paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of 12 30-day months.

                  (ii)  The shares of Convertible Preferred
         Stock shall rank prior to the shares of Common Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25 per share (the "Liquidation Preference" of a share of Convertible Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Convertible Preferred Stock to the date of final distribution.
         If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the liquidation preference amounts of the Parity Preferred Stock and all dividends (whether or not earned or declared) accumulated and unpaid thereon, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up. voluntary or involuntary.

                 (iii)  (I)  Subject to and upon compliance
         with the provisions of this paragraph (iii), the holder of a share of Convertible Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the fifth day next preceding the date fixed for such redemption, to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below), upon surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (iii).

              The term "Common Stock" shall mean the Common Stock, $1 par value, of the Corporation as the same exists at the date of this Certificate or as such stock may be constituted from time to time, except that for the purpose of subsection (V) of this paragraph (iii) the term "Common Stock" shall also mean and include stock of the Corporation of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Corporation without limit as to amount or percentage.

              The term "Conversion Price" shall mean $22.125 as adjusted in accordance with the provisions of this paragraph (iii).

                  (II)  In order to exercise the conversion
         privilege, the holder of each share of Convertible Preferred Stock to be converted shall surrender the certificate representing such share at the office of the conversion agent for the Convertible Preferred Stock in the Borough of Manhattan, City of New York, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation and duly executed by the holder or his duly authorized attorney, and an amount sufficient to pay any transfer or similar tax. No payment or adjustment shall be made on conversion for dividends accumulated on the Convertible Preferred Stock surrendered for conversion or for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certificates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (iii), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection
         (III) of this paragraph (iii).

              Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversions of the Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassesable, free of all liens and charges and not subject to any preemptive rights.

                 (III)  No fractional shares or scrip
         representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as defined in subsection (IV)(d) of this paragraph (iii)) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Convertible Preferred Stock so surrendered.

                  (IV)  The Conversion Price shall be adjusted
         from time to time as follows:

                   (a)  In case the Corporation shall hereafter
         (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or
         (iv) issue by reclassification of the Common Stock any shares of capital stock of the Corporation, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. An adjustment made pursuant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subdivision (a), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board (whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                   (b)  In case the Corporation shall hereafter
         issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (c) In case the Corporation shall hereafter distribute to holders of its outstanding shares of Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for which adjustment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (b) of this subsection (IV)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board, whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (d)  For the purpose of subsection (III) and
         subdivisions (b) and (c) of this subsection (IV), the current market price per share of Common Stock on any date shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not then listed on any national securities exchange, on the basis of the closing price, if the Common Stock is a national market issue, or the average of the high bid and low asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

                   (e)  In any case in which this paragraph
         (iii) shall require that an adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate of independent public accountants required by subdivision (g) of this subsection (IV)) issuing to the holder of any share of Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion

         Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                   (f)  No adjustment in the Conversion Price
         shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such priced provided, however, that any adjustments
                        --------  -------
         which by reason of this subdivision (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (iii) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this paragraph
         (iii) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this paragraph (iii), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

                   (g)  Whenever the Conversion Price is
         adjusted as herein provided, (i) the Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed by the Corporation to the holders of the Convertible Preferred Stock at their addresses as shown on the stock book of the Corporation.

                   (h)  In the event that at any time as a
         result of an adjustment made pursuant to subdivision
         (a) of this subsection (IV), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph (iii).

                   (V)  In case:

                   (a)  the Corporation shall take any action
         which would require any adjustment in the Conversion
         Price pursuant to subsection (IV)(C); or

                   (b)  the Corporation shall authorize the
         granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                   (c)  there shall be any capital stock
         reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

                   (d)  there shall be a voluntary dissolution,
         liquidation or winding up of the Corporation;

         then the Corporation shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (a), (b), (c) or (d) of this subsection (V).

                  (VI)  The Corporation covenants that it will
         at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasure, or both, for the purpose of effecting conversions of the Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Preferred Stock then outstanding and not theretofore converted or then deliverable upon conversion of the Corporation's 6.5% Convertible Debentures Due 2002 (the "2002 Debentures"). For purposes of this subsection (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all such shares of Convertible Preferred Stock shall be computed as if at the time of computation all such shares were held by a single holder.

              Before taking any action which would cause an adjustment reducing the Conversion Price below the then per value (if any) of the shares of Common Stock deliverable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

              To the extent not already listed, the Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

              Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation will endeavor to comply with all Federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

                 (VII)  The Corporation will pay any and all
         documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Convertible Preferred Stock pursuant hereto; provided, however,
                                          --------  -------
         that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                (VIII)  Notwithstanding any other provision
         herein to the contrary, in case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation), or in case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger or statutory exchange, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection
         (VIII) the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Convertible Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (iii) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Convertible Preferred Stock. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the conversion agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

              The above provisions of this subsection (VIII) shall similarly apply to successive consolidations, mergers or statutory exchanges.

                 (iv)  Upon any conversion or redemption of
         shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Series Preferred Stock, and the number of shares of Series Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Convertible Preferred Stock.

                   (v)  The holders of shares of Convertible
         Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                   (I)  If and whenever at any time or times
         dividends payable on the Convertible Preferred Stock or on any other Parity Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly periods or three semi-annual periods, as the case may be, then the holders of Parity Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indicated above.

              Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

              At any time when such voting right shall have vested in the holders of the Parity Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (I). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

              At any meeting held for the purpose of electing directors at which the holders of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity Preferred Stock shall be required and be sufficient to constitute a quorum of the Parity Preferred Stock for the election of directors by the holders of the Parity Preferred Stock. At any such meeting or adjournment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

              The directors elected pursuant to this subsection
         (I) shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that when the right of the
                  --------  -------
         holders of the Parity Preferred Stock to elect directors as herein provided shall terminate, the terms of office of all persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-Laws of the Corporation irrespective of any increase made pursuant to this subsection (I).

                  (II)  So long as any shares of the
         Convertible Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation:

                   (a)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Series Preferred Stock of all series then outstanding, (A) create any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Series Preferred Stock or (C) authorize any reclassification of the Series Preferred Stock;

                   (b)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Convertible Preferred Stock then outstanding, amend, alter or repeal any of the provisions hereof so as to affect adversely the preferences, special rights or powers of the Convertible Preferred Stock; or

                   (c)  without the affirmative vote at a
         meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of shares of the Series Preferred Stock.

                  (vi) The shares of the Convertible Preferred Stock may be redeemed at the option of the Corporation as a whole at any time, upon not less than 25 nor more than 60 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation, at a redemption price of $25.00 per share, together with an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption. Upon such redemption date, all holders of shares of Convertible Preferred Stock shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price upon surrender of their certificates.

              If full cumulative dividends on the Convertible Preferred Stock have not been paid, the Corporation may not purchase or acquire any shares of the Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

                 (vii)  No consent of the holders of the
         Convertible Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or
         (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                (viii)  The Board reserves the right by
         subsequent amendment from time to time to increase (subject to the provisions of paragraph (v)(II)(c)) or decrease the number of shares which constitute the Convertible Preferred Stock (but not below the aggregate number of shares thereof then outstanding or then deliverable upon conversion of the 2002 Debentures) and in other respects to amend the terms of the Convertible Preferred Stock within the limitations provided by law, resolutions of the Board and the Certificate of Incorporation.

        IN WITNESS WHEREOF, Paine Webber Group Inc. has caused
this Certificate to be made under the seal of the
Corporation and signed by Theodore A. Levine, its Vice
President, and attested by Dorothy F. Haughey, its Assistant
Secretary, this  8  day of February, 1994.
                ---

                             PAINE WEBBER GROUP INC.



                             /s/
                             -----------------------
                                 Vice President

[Seal]

Attest:



/s/ Dorothy F. Haughey
----------------------
   Dorothy F. Haughey
   Assistant Secretary

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

     This instrument was acknowledged before me this
8th day of February, 1994 by THEODORE A. LEVINE and
---
DOROTHY F. HAUGHEY, as Vice President and Assistant
Secretary, respectively, of PAINE WEBBER GROUP INC., a Delaware corporation, being authorized so to do on its behalf.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                             ---------------------------
                                   Notary Public

                                   ELISA A. BELL
                             NOTARY PUBLIC, State of New York
                                    No. 03-4818330
                                Qualified in Bronx County
                            Commission Expires June 30, 1994
                                                           -

                CERTIFICATE OF AMENDMENT

                            OF

              CERTIFICATE OF INCORPORATION

                            OF

                  PAINE WEBBER GROUP INC.

      Pursuant to Section 242 of the General Corporation Law
      ------------------------------------------------------
                      of the State of Delaware
                      ------------------------



    Paine Webber Group Inc., a Delaware corporation (the "Corporation"),

DOES HEREBY CERTIFY as follows:

       1. At a meeting of the Board of Directors of the Corporation duly called and held on February 22, 1994, a resolution was duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the

Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation at the next annual meeting of stockholders for approval thereof. The resolution setting forth the proposed amendment is as follows:


             RESOLVED, that the board of directors deems it advisable that the restated certificate of incorporation of the corporation be amended by amending the first sentence of
       Section 1 of Article IV to read as follows:

             "The total number of shares of capital stock which the Corporation shall have the authority to issue is 20,000,000 shares of Series Preferred Stock of the par value of $20 each and 200,000,000 shares of Common Stock of the par value of $1 each. Such Series Preferred Stock and Common Stock are sometimes hereinafter collectively called 'capital stock'."

       and that such amendment be, and it hereby is, adopted subject to requisite approval by the stockholders of the Corporation at the next annual meeting of the Corporation; and that if such amendment to the restated certificate of Incorporation shall be approved by the requisite vote of the stockholders of the Corporation, the chairman of the board, the president or any vice president of the Corporation be, and each of them hereby is, authorized to prepare, execute, file and record in accordance with section 103 of the General Corporation Law of the State of Delaware such amendment to the restated certificate of incorporation with such changes therein as may be approved by the officer executing the same, the execution and delivery thereof with such changes to be conclusive evidence of his approval thereof;

       2.    Thereafter, at the Annual Meeting of Stockholders of the

Corporation, duly called and held on May 5, 1994, the Stockholders of the

Corporation voted the necessary number of shares, as required by statute,

in favor of the proposed amendment.

       3.    Said amendment was duly adopted in accordance with the

provisions of Section 242 of the General Corporation Law of the State of

Delaware.

       IN WITNESS WHEREOF, this Certificate of Amendment has been made under the seal of the Corporation and has been signed by the undersigned,

Theodore A. Levine, Vice President of the Corporation, and attested by

Dorothy F. Haughey, Assistant Secretary of the Corporation, this 3rd day of June, 1994.

                                            PAYNE WEBBER GROUP INC.


                                              By:  /s/ Theodore A. Levine
                                                -----------------------------
                                                Theodore A. Levine
                                                  Vice President

[Corporate Seal]


Attest:

/s/ Dorothy F. Haughey
-----------------------
Dorothy F. Haughey
Assistant Secretary

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE

                 9% CUMULATIVE REDEEMABLE
                PREFERRED STOCK, SERIES C
                   ($100 Stated Value)

                 PAINE WEBBER GROUP INC.

Pursuant to Section 151 of the General Corporation Law
              of the State of Delaware

       The undersigned, Theodore A. Levine, Vice
President, of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Board of Directors duly adopted the following resolution:

       RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 20,000,000 shares of preferred stock, $20 par value ("Preferred Stock"), of which (i) up to 2,200,000 shares of a series of 7.5% Convertible Preferred Stock, (ii) 240,000 shares of a series of 7.5% Convertible Preferred Stock, Series B and
(iii) up to 2,200,000 shares of a series of 6% Convertible Preferred Stock have been authorized for issuance, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to such series of Preferred Stock).

       RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

       (1) Number and Designation. 2,500,000 shares of
           ----------------------
the Preferred Stock of the Corporation shall be designated as 9% Cumulative Redeemable Preferred Stock, Series C (the
"Series C Preferred Stock").

       (2) Rank. The shares of Series C Preferred Stock
           ----
shall rank prior to the shares of the Corporation's common stock, $1 par value (the "Common Stock"), and any other class of stock of the Corporation ranking Junior to the Series C Preferred Stock (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise). All equity securities of the Corporation to which the Series C Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Corporation's 7.5% Convertible Preferred Stock, 7.5% Convertible Preferred Stock, Series B, 6% Convertible Preferred Stock and 6% Cumulative Convertible Redeemable Preferred Stock, Series A, are collectively referred to herein as the "Parity Securities." The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be.

       (3) Dividends. (a) The holders of shares of
           ---------
Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends at the annual rate of $9 per share. Such dividends shall be payable in arrears in equal amounts quarterly on March 15, June 15, September 15 and December 15 of each year (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each of such dates being a "Dividend Payment Date" and each such quarterly period being a "Dividend Period") commencing on the Dividend Payment Date which next follows the issuance of such shares of Series C Preferred Stock. Such dividends (i) shall be cumulative from the date of issue, whether or not declared and whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends and (ii) shall compound quarterly, to the extent they are unpaid, at the rate of 9% per annum computed on the basis of a 360-day year and twelve 30-day months. Each such dividend shall be payable to the holders of record of shares of the Series C Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days, or less than 10 days, preceding the payment dates thereof, as shall be fixed by the Board of Directors or a duly authorized committee thereof. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday, a day on which the New York Stock Exchange does not conduct regular trading or a day on which is or is declared a national or New York State holiday.

       (b) The amount of dividends payable for each full Dividend Period for the Series C Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series C Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series C Preferred Stock.

       (c) So long as any shares of the Series C
Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series C Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of parity stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series C Preferred Stock and all dividends declared upon any other Parity Security shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series C Preferred Stock and accumulated and unpaid on such Parity Security.

       (d) So long as any shares of the Series C
Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) the full cumulative dividends on all outstanding shares of the Series C Preferred Stock and any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series C Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series C Preferred Stock and the current dividend period with respect to such Parity Securities.

       (4) Liquidation Preference. (a) In the event of
           ----------------------
any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the shares of Series C Preferred Stock shall be entitled to receive $100 per share of Series C Preferred Stock plus an amount equal to all dividends (whether or not earned or declared) accrued end unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series C Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series C Preferred Stock and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this paragraph (4), a sale or transfer of all or substantially all of the Corporation's assets, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation, but a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

       (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in this paragraph (4), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

       (5) Redemption. (a) To the extent the
           ----------
Corporation shall have funds legally available for such payment, the Corporation may redeem at its option at any time on or after December 16, 1999 or from time to time thereafter, in whole or in part, the shares of Series C
Preferred Stock, at a redemption price of $100 per share in cash, together with accrued and unpaid dividends thereon to the date fixed for redemption.

       (b) To the extent the Corporation shall have funds legally available for such payment, on December 15, 2014, if any shares of the Series C Preferred Stock shall be outstanding, the Corporation shall redeem all outstanding shares of the Series C Preferred Stock, at a redemption price of $100 per share in cash, together with accrued and unpaid dividends thereon to such date.

       (c) Immediately prior to authorizing or making any redemption pursuant to this paragraph (5) the Corporation, by resolution of its Board of Directors, shall, to the extent of any funds legally available therefor, declare a dividend on the Series C Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends on the Series C Preferred Stock as of such redemption date.

       (d) If the Corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Series C Preferred Stock pursuant to paragraph (5)(b) (the "Mandatory Redemption Obligation"), the Mandatory Redemption

Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as any Mandatory Redemption Obligation with respect to the Series C Preferred Stock shall not be fully discharged, the Corporation shall not (i) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Security or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities (except in connection with a redemption, sinking fund or other similar obligation to be satisfied pro rata with the Series C Preferred Stock) or
(ii) in accordance with paragraph (3)(d), declare or make any Junior Securities Distribution, or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of the Junior Securities.

       (e) Shares of Series C Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided that no such issued and reacquired
                 --------
shares of Series C Preferred Stock shall be reissued or sold as Series C Preferred Stock.

       (6) Procedure for Redemption. (a) In the event
           ------------------------
that fewer than all the outstanding shares of Series C
Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected pro rata
(with any fractional shares being rounded to the nearest whole share) as nearly as practicable or by lot, or by such other method as the Board of Directors may determine to be equitable.

       (b) In the event the Corporation shall redeem
shares of Series C Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation; provided that neither the failure to give such notice nor
--------
any defect therein shall affect the validity of the giving of notice for the redemption of any share of Series C Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series C Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

       (c) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of Series C Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for the shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

       (7) Voting Rights. (a) The holders of record of
           -------------
shares of Series C Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (7) or as otherwise provided by law.

       (b) If and whenever six quarterly dividends
(whether or not consecutive) payable on the Series C Preferred Stock have not been paid in full or if the Corporation shall have failed to discharge its Mandatory Redemption Obligation, the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of Series C Preferred Stock, together with the holders of shares of every other series of preferred stock upon which like rights to vote for the election of two additional directors have been conferred and are exercisable (resulting from either the failure to pay dividends or the failure to redeem)(any such other series is referred to as the "Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series C Preferred Stock and the Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series C Preferred Stock and the Preferred Shares then outstanding shall have been paid and dividends thereon shall have been paid regularly for at least one year, or the Corporation shall have fulfilled its Mandatory Redemption Obligation, as the case may be, then the right of the holders of the Series C Preferred Stock and the Preferred Shares to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends or failure to fulfill any Mandatory Redemption Obligation), and the terms of office of all persons elected as directors by the holders of the Series C Preferred Stock and the Preferred Shares shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series C Preferred Stock and the Preferred Shares, the secretary of the Corporation may, and upon the written request of any holder of Series C Preferred Stock (addressed to the secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series C Preferred Stock and of the Preferred Shares for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Series C Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series C Preferred Stock and the Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the holders of the Series C Preferred Stock and the Preferred Shares or the successor of such remaining director, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

       (c) Without the written consent of a majority of
the outstanding shares of Series C Preferred Stock or the vote of holders of a majority of the outstanding shares of Series C Preferred Stock at a meeting of the holders of Series C Preferred Stock called for such purpose, the Corporation will not (i) amend, alter or repeal any provision hereof or of the Certificate of Incorporation (by merger or otherwise) so as to affect the preferences, rights or powers of the Series C Preferred Stock; provided that any
                                           --------
such amendment that changes the dividend payable on or the liquidation preference of the Series C Preferred Stock shall require the affirmative vote at a meeting of holders of Series C Preferred Stock called for such purpose or written consent of the holder of each share of Series C Preferred Stock; or (ii) create any class or classes of stock ranking equal or prior to the Series C Preferred Stock either as to dividends or upon liquidation, dissolution or winding up or increase the number of authorized number of shares of any class or classes of stock ranking equal or prior to the Series C Preferred Stock either as to dividends or upon liquidation, dissolution or winding up. Notwithstanding the foregoing, no consent of the holders of the Series C Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of Junior Securities or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

       (d) In exercising the voting rights set forth in this paragraph (7) each share of Series C Preferred Stock shall have one vote per share, except that when any other series of preferred stock shall have the right to vote with the Series C Preferred Stock as a single class on any matter, then the Series C Preferred Stock and such other series shall have with respect to such matters one vote per $100 of stated liquidation preference. Except as set forth herein, the shares of Series C Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

       (8) Stockholders Agreement. The Series C
           ----------------------
Preferred Stock shall be subject to the provisions of the Stockholders Agreement among the Corporation, Kidder,

Peabody Group Inc. and General Electric Company dated
December 16, 1994.

       (9) General Provisions. (a) The term "Person" as
           ------------------
used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

       (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

       (c) The headings of the paragraphs of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

       IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 15th day of December, 1994.


                                   PAINE WEBBER GROUP INC.

                                  By   /s/ Theodore A. Levine
                                     ------------------------
                                     Name: Theodore A. Levine
                                     Title: Vice President


ATTEST:

   /s/ Dorothy F. Haughey
---------------------------
Name : Dorothy F. Haughey
Assistant Secretary

CERTIFICATE OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE


              6% CUMULATIVE CONVERTIBLE REDEEMABLE
                   PREFERRED STOCK, SERIES A
                     ($100 Stated Value)

                    PAINE WEBBER GROUP INC.

       Pursuant to Section 151 of the General Corporation Law of the State of Delaware

       The undersigned, Theodore A. Levine, Vice
President, of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designations and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Board of Directors duly adopted the following resolution:

       RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 20,000,000 shares of preferred stock, $20 par value ("Preferred Stock"), of which (i) up to 2,200,000 shares of a series of 7.5% Convertible Preferred Stock, (ii) 240,000 shares of a series of 7.5% Convertible Preferred Stock, Series B and
(iii) up to 2,200,000 shares of a series of 6% Convertible Preferred Stock have been authorized for issuance, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to such series of Preferred Stock).

       RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

       (1) Number and Designation. 1,000,000 shares of
           ----------------------
the Preferred Stock of the Corporation shall be designated as 6% Cumulative Convertible Redeemable Preferred Stock,
Series A (the "Series A Convertible Preferred Stock").

       (2) Rank. The shares of Series A Convertible
           ----
Preferred Stock shall rank prior to the shares of the Corporation's common stock, $1 par value (the "Common Stock"), and any other class of stock of the Corporation ranking junior to the Series A Convertible Preferred Stock (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise). All equity securities of the Corporation to which the Series A Convertible Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series A Convertible Preferred Stock ranks on a parity (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Corporation's 7.5% Convertible Preferred Stock, 7.5% Convertible Preferred Stock, Series B, 6% Convertible Preferred Stock and 9% Cumulative Redeemable Preferred Stock, Series C, are collectively referred to herein as the "Parity Securities." The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be.

       (3) Dividends. (a) The holders of shares of
           ---------
Series A Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends at the annual rate of $6 per share. Such dividends shall be payable in arrears in equal amounts quarterly on March 15, June 15, September 15 and December 15 of each year (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each of such dates being a "Dividend Payment Date" and each such quarterly period being a "Dividend Period") commencing on the Dividend Payment Date which next follows the issuance of such shares of Series A Convertible Preferred Stock. Such dividends (i) shall be cumulative from the date of issue, whether or not declared end whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends and (ii) shall compound quarterly, to the extent they are unpaid, at the rate of 6% per annum computed on the basis of a 360-day year and twelve 30-day months. Each such dividend shall be payable to the holders of record of shares of the Series A Convertible Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days, or less than 10 days, preceding the payment dates thereof, as shall be fixed by the Board of Directors or a duly authorized committee thereof. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday, a day on which the New York Stock Exchange does not conduct regular trading or a day on which is or is declared a national or New York State holiday.

       (b) The amount of dividends payable for each full Dividend Period for the Series A Convertible Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Convertible Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Series
A Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Convertible Preferred Stock.

       (c) So long as any shares of the Series A
Convertible Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Convertible Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of parity stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series

A Convertible Preferred Stock and all dividends declared upon any other Parity Security shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Convertible Preferred Stock and accumulated and unpaid on such Parity Security.

       (d) So long as any shares of the Series A
Convertible Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) the full cumulative dividends on all outstanding shares of the Series A Convertible Preferred Stock and any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Convertible Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Convertible Preferred Stock and the current dividend period with respect to such Parity Securities.

       (4) Liquidation Preference. (a) In the event of
           ----------------------
any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the shares of Series A Convertible Preferred Stock shall be entitled to receive $100 per share of Series A Convertible Preferred Stock plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Convertible Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Convertible Preferred Stock and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series A Convertible Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this paragraph (4), a sale or transfer of all or substantially all of the Corporation's assets, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation, but a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

       (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of the Series A Convertible Preferred Stock, as provided in this paragraph (4), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Convertible Preferred Stock shall not be entitled to share therein.

       (5) Redemption. (a) To the extent the
           ----------
Corporation shall have funds legally available for such payment, at any time or from time to time prior to the fifth anniversary of the date of issuance of the shares of Series
A Convertible Preferred Stock, the Corporation may redeem at its option, in whole or in part, shares of Series A Convertible Preferred Stock at a redemption price per share in cash equal to the greater of (i) $140 and (ii) the average of (A) $140 and (B) the Current Market Price Per Common Share (as defined in paragraph (7) (g) (vi)) as of the date of notice of redemption multiplied by the number obtained by dividing 100 by the Conversion Price (as defined in paragraph 7(a)) then in effect, in each case, together with any accrued and unpaid dividends thereon to the redemption date.

       (b) To the extent the Corporation shall have funds legally available for such payment, at any time or from time to time on or after the fifth anniversary of the date of issuance of the shares of Series A Convertible
Preferred Stock, the Corporation may redeem at its option, in whole or in part, shares of Series A Convertible

Preferred Stock at a redemption price in cash (subject to subparagraph (d) below) equal to the sum of (i) the redemption price per share indicated below and (ii) any accrued and unpaid dividends to the redemption date. The amount of the redemption price per share, if redeemed during-the 12-month period commencing on the December 16th of the years indicated below, is:

        Year                         Amount
        ----                         ------

        1999                          $105
        2000                          $104
        2001                          $103
        2002                          $102
        2003                          $101
        2004 and thereafter           $100

       (c) To the extent the Corporation shall have funds legally available for such payment, on December 15, 2014, if any shares of the Series A Convertible Preferred Stock shall be outstanding, the Corporation shall redeem all outstanding shares of the Series A Convertible Preferred Stock, at a redemption price of $100 per share in cash (subject to paragraph (d) below) together with accrued and unpaid dividends thereon to such date.

       (d) In lieu of a cash payment of the redemption price per share due upon any redemption of shares of Series A Convertible Preferred Stock pursuant to paragraph 5(b) or
(c), the Corporation may issue shares of Common Stock to the holders of record of such shares of Series A Convertible Preferred Stock in full payment of such amount, by giving written notice (in the manner described in paragraph (6)) to such holders. If such notice is so given, the Corporation shall issue and deliver or cause to be delivered to each such holder of shares of Series A Convertible Preferred Stock being redeemed out of its authorized but unissued Common Stock or Common Stock held in treasury that number of shares of Common Stock determined by dividing the aggregate redemption price payable in respect of all such shares of Series A Convertible Preferred Stock owned by such holder being redeemed by the Current Market Price Per Common Share as of the redemption date. The Corporation shall, in lieu of issuing any fractional shares of Common Stock to any such holder, pay to such holder cash in an amount equal to such fractional interest multiplied by the Current Market Price Per Common Share as of the redemption date.

       (e) Immediately prior to authorizing or making any redemption pursuant to this paragraph (5), the Corporation, by resolution of its Board of Directors, shall, to the extent of any funds legally available therefor, declare a dividend on the Series A Convertible Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends on the Series A Convertible Preferred Stock as of such redemption date.

       (f) If the Corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Series A Convertible Preferred Stock pursuant to paragraph
(5) (c) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as any Mandatory Redemption Obligation with respect to the Series A Convertible Preferred Stock shall not be fully discharged, the Corporation shall not (i) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Security or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities (except in connection with a redemption, sinking fund or other similar obligation to be satisfied pro rata with the Series A Convertible Preferred Stock) or (ii) in accordance with paragraph (3)(d), declare or make any Junior Securities Distribution, or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of the Junior Securities.

       (g) Shares of Series A Convertible Preferred
Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided that no such
                                   --------
issued and reacquired shares of Series A Convertible Preferred Stock shall be reissued or sold as Series A Convertible Preferred Stock.

       (6) Procedure for Redemption. (a) In the event
           ------------------------
that fewer than all the outstanding shares of Series A Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected pro rata (with any fractional shares being rounded to the nearest whole share) as nearly as practicable or by lot, or by such other method as the Board of Directors may determine to be equitable.

       (b) In the event the Corporation shall redeem
shares of Series A Convertible Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation; provided that neither the failure to give such notice nor
--------
any defect therein shall effect the validity of the giving of notice for the redemption of any share of Series A Convertible Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series A Convertible Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vi) whether the redemption price will be paid in cash or shares of Common Stock.

       (c) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of Series A Convertible Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for the shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

       (d) All shares of Common Stock delivered pursuant to this paragraph (6) will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights, and free from all documentary, stamp, transfer or other similar taxes. If the shares of Common Stock to be delivered pursuant to this paragraph (6) are to be issued in the name of a person other than the registered holder of the shares of Series A Convertible Preferred Stock being redeemed, such registered holder shall pay all transfer or other similar taxes with respect thereto.

       (7) Conversion. (a)(i) Subject to the
           ----------
provisions of this paragraph (7), the holders of the shares of Series A Convertible Preferred Stock shall have the right, at any time and from time to time, at such holder's option, to convert any or all outstanding shares (and fractional shares) of Series A Convertible Preferred Stock, in whole or in part, into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/10,000th of a share) obtained by dividing 100 by the Conversion Price (as defined below), and by surrender of such shares so to be converted, such surrender to be made in the manner provided in this paragraph (7). The term "Conversion Price" shall mean
$18.13 per share, as adjusted in accordance with the provisions of paragraph 7(g).

       (ii) Notwithstanding any other provision hereof, the right to convert shares of Series A Convertible Preferred Stock called for redemption pursuant to paragraph
(5) shall terminate (A) if the date of redemption is prior to the fifth anniversary of the date of issuance of the shares of Series A Convertible Preferred Stock, at the close of business on the day immediately preceding the date on which the Corporation gives a notice of redemption with respect to such shares in accordance with paragraph (6) and
(B) if the date of redemption is on or after the fifth anniversary of such date of issuance, at the close of business on the day immediately preceding the redemption date, in each case, unless the Corporation shall default in making payment of the amount payable upon such redemption.

       (b)(i) In order to exercise the conversion privilege, the holder of the shares of Series A Convertible Preferred Stock to be converted shall surrender the certificate representing such shares at the office of the Corporation, or at the office of the conversion agent for the Series A Convertible Preferred Stock appointed for such purpose by the Corporation, with a written notice of election to convert completed and signed, specifying the number of shares to be converted.

          Such notice shall be substantially in the following form:

                       NOTICE OF ELECTION TO CONVERT

               The undersigned, being a holder of the 6%
          Cumulative Convertible Redeemable Preferred Stock, Series A ("Preferred Stock"), of Paine Webber Group Inc. (the "Corporation"), irrevocably exercises the right to convert ________ outstanding shares of Preferred Stock on _________, ____, into shares of Common Stock of the Corporation in accordance with the terms of the Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:

Fill in for registration of
 shares of Common Stock
 if to be issued otherwise
 than to the registered holder:


---------------------------------
Name

---------------------------------
Address

---------------------------------             ---------------------------------
(Please print name                                         (Signature)
 and address,
 including postal
 code number)

Denominations:  _______________________

Unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of Series A Convertible Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax.

       (ii) As promptly as practicable after the surrender by the holder of the certificates for shares of Series A Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (7) and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (7)(f).

       (iii) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time on such date. All shares of Common Stock delivered upon conversion of the Series A Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series A Convertible Preferred Stock, such shares shall no longer be deemed to be outstanding and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this paragraph
(7).

       (c) (i) Subject to paragraph (7)(a)(ii), upon delivery to the Corporation by a holder of shares of Series
A Convertible Preferred Stock of a notice of election to convert, the right of the Corporation to redeem such shares of Series A Convertible Preferred Stock shall terminate.

       (ii) Subject to paragraph (7)(a)(ii), from the date of delivery by a holder of shares of Series A
Convertible Preferred Stock of such notice of election to convert, in lieu of dividends on such Series A Convertible
Preferred Stock pursuant to paragraph (3), such Series A
Convertible Preferred Stock shall participate equally and ratably with the holders of shares of Common Stock in all dividends paid on the Common Stock as if such shares of Series A Convertible Preferred Stock had been converted to shares of Common Stock at the time of such delivery.

       (iii) If, after receipt by a holder of shares of Series A Convertible Preferred Stock of a notice of redemption pursuant to paragraph (5) with a redemption date for such shares on or after the fifth anniversary of the issuance of the Series A Convertible Preferred Stock, such holder delivers to the Corporation a notice of election to convert, such Series A Convertible Preferred Stock shall cease to accrue dividends pursuant to paragraph (3) but such shares shall continue to be entitled to receive all accrued dividends which such holder is entitled to receive pursuant to paragraph (3) through the date of delivery of such notice of election to convert (including pro rata dividends for the period from the last Dividend Payment Date to the date of delivery of the notice of election to convert) in preference to and in priority over any dividends on the Common Stock. Such accrued dividends shall be payable to such holder when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, as provided in paragraph (3) above.

       (iv) Except as provided above and in paragraph
(7)(g), the Corporation shall make no payment or adjustment for accrued and unpaid dividends on shares of Series A
Convertible Preferred Stock, whether or not in arrears, on conversion of such shares or for dividends in cash on the shares of Common Stock issued upon such conversion.

       (d) (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Series A Convertible Preferred Stock. For purposes of this paragraph (d)(i), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series A Convertible

Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

       (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series A Convertible Preferred Stock, the
Corporation shall use its best efforts to comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

       (e) The Corporation will pay any and all
documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series A Convertible Preferred Stock pursuant hereto; provided that the Corporation shall
                       --------
not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series A Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

       (f) In connection with the conversion of any shares of Series A Convertible Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price Per Common Share on the Business Day on which such shares of Series A Convertible Preferred Stock are deemed to have been converted. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of the shares of Series A Convertible Preferred Stock so surrendered. All calculations under this paragraph (7) shall be made to the nearest 1/100 of one cent or to the nearest 1/10,000 of a share, as the case may be.

       (g) The Conversion Price shall be adjusted from time to time as follows:

       (i) In case the Corporation shall at any time after the date of issue of the Series A Convertible Preferred Stock (I) declare a dividend or make a distribution on Common Stock payable in Common Stock, (II) subdivide or split the outstanding Common Stock into a greater number of shares, (III) combine or reclassify the outstanding Common Stock into a smaller number of shares,
(IV) issue any shares of its capital stock in a reclassification of Ccmmom Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), or (V) consolidate with, or merge with or into, any other Person (unless the Corporation shall be the surviving corporation in such merger and the holders of Common Stock of the Corporation are not entitled to receive any consideration in connection therewith), the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Series A Convertible Preferred Stock after such time shell entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or shares of any security into which such shares of Common Stock have been combined, consolidated, merged or reclassified pursuant to clause
(III), (IV) or (V) above) which, if this Series A Convertible Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming such holder of Common Stock of the Corporation (x) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such recapitalization, sale or transfer was made, as the case may be ("constituent person"), or an affiliate of a constituent person and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided, that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each share of Common Stock of the Corporation held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (g) (i) the kind and amount of securities, Cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such adjustment shall be made successively whenever any event listed above shall occur.

       (ii) In case the Corporation shall issue or sell any Common Stock (other than Excluded Stock (as defined below)) without consideration or for a consideration per share less than the then Current Market Price Per Common Share, the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares which the aggregate offering price of the total number of shares so issued or sold would purchase at such Current Market Price Per Common Share, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such issuance or sale. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Corporation. Such adjustment shall be made effective immediately after such issuance or sale. For purposes of paragraphs (g)(ii), (iii) and (iv), "Excluded Stock" shall mean any shares of Common Stock, or any shares of stock or other securities convertible or exercisable into or exchangeable for shares of Common Stock (such convertible, exercisable or exchangeable stock or securities being herein called "Convertible Securities") or any rights to subscribe for or purchase, or options or warrants for the purchase of shares of the Common Stock or any Convertible Securities issued, granted or sold (I) as payment of all or any portion of the cost of acquiring assets or stock or securities of any other corporation or of assets of or interests in any noncorporate entity or in any other transaction (other than a distribution without consideration to holders of the then outstanding shares of Common Stock) in which the consideration for such shares of the Common Stock, Convertible Securities or rights or options is other than cash, obligations of the United States Government or Federal funds; (II) pursuant to any employee plan or employee contract approved or otherwise authorized by the Board of

Directors of the Corporation, including without limitation, any employee stock option plan, employee restricted stock plan or other employee incentive plan or any share purchase plan; (III) pursuant to any shareholder dividend reinvestment plan; (IV) upon the conversion or exchange of any Convertible Securities outstanding on December 16, 1994 or the Series A Convertible Preferred Stock, or pursuant to any other contractual obligation in existence on such date or any Convertible Securities issued after such date provided that the "conversion price" for the Common Stock underlying such Convertible Security is greater than the Current Market Price Per Common Share on the date such Convertible Security is issued, granted or sold; (v) upon the conversion or exchange of any Convertible Securities, or the exercise of any rights or options, in either case, issued, granted or sold in the circumstances described in any of the foregoing clauses (I) through (IV) or upon the conversion or exchange of Convertible Securities acquired upon the exercise of any such rights or options; or (VI) pursuant to the exercise of any rights or options, or upon conversion or exchange of any Convertible Securities, if with respect to such rights, options or Convertible Securities no adjustment to the Conversion Price was required pursuant to this paragraph (g)(ii).

       (iii) In case the Corporation shall fix a record date for the issue (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any similar plan or any customary shareholders rights plan of the Corporation) of rights, options or warrants (other than Excluded Stock) to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) less than the then Current Market Price Per Common Share on Such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date, and the Conversion Price shall be adjusted pursuant to paragraph (g)(ii) hereof as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration payable for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common

                                                                        17
Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (g)(ii) hereof. Such adjustment shall be made effective on the day immediately after the record date; and in the event that such rights, options or warrants are not so issued or expire unexercised or such convertible securities are redeemed or otherwise retired prior to conversion thereof, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph
(g)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event.

       (iv) In case the Corporation shall issue rights, options or warrants (other than Excluded Stock) entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into shares of Common Stock) or shall issue convertible securities, at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the then Current Market Price Per Common Share, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to paragraph (g)(ii) hereof as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (g)(ii) hereof. Such adjustment shall be made effective immediately after such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised or such convertible securities are redeemed or otherwise retired prior to conversion thereof, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph
(g)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this paragraph (g)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to paragraph (g)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

       (v) In case the Corporation shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness, assets or other property (other than regular periodic cash dividends or dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph (g)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction,
(A) the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph (g)(ii) hereof) of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock and (B) the denominator of which shall be the Current Market Price Per Common Share on such record date. Such adjustments shall be made effective on the day immediately after the record date; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

       (vi) On any date, the "Current Market Price Per
Common Share" shall be deemed to be the average of the Daily

Prices (as defined below) per share of the applicable class of Common Stock for the ten consecutive trading days immediately prior to such date. "Daily Price" means (1) if the shares of such class of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of such class of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of such class of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ( "NASDAQ" ); or (4) if the shares of such class of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ. "Trading day" means, with respect to any exchange or market, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market. For purposes of any computation under this paragraph (g), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation.

       (vii) To the extent that the Conversion Price
shall have been adjusted pursuant to any of paragraph
(g)(ii), (iii), (iv) or (v) as a result of a particular event, no additional adjustment shall be made pursuant to any other of such paragraphs (g)(ii), (iii), (iv) or (v) as a result of such event. No adjustment to the Conversion Price pursuant to paragraphs (g)(ii), (iii), (iv) and (v) above shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided that any adjustments which by reason of this
       --------
paragraph (g)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (g) shall be made to the nearest four decimal points.

       (viii) In the event that, at any time as a result of the provisions of this paragraph (g), the holder of this Series A Convertible Preferred Stock upon subsequent conversion shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, the number of such other shares so receivable upon conversion of this Series A Convertible Preferred Stock shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

       (h) Whenever the Conversion Price is adjusted pursuant to this paragraph (7), (i) the Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall promptly be sent by first class mail, postage prepaid, by the Corporation to the holders of the Series A Convertible Preferred Stock at their addresses as the same appear on the stock register of the Corporation.

       (i) Notwithstanding any provision of this
paragraph (7), to the extent the Corporation shall have
funds legally available for such purpose, the Corporation
shall have the option, upon receipt from any holder of
notice of election to convert shares of Series A Convertible Preferred Stock pursuant to paragraph (7)(b), to deliver, in lieu of the shares of Common Stock into which such shares of Series A Convertible Preferred Stock would otherwise be convertible, cash in an amount equal to the product of (A)
such number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock would otherwise be convertible multiplied by (B) the Current Market Price Per Common Share, together with all accrued and unpaid dividends on such shares of Series A Convertible Preferred Stock; provided that (i) if the Corporation has not received any
--------
required approval under the 1986 Supplement to The Banking
Act of 1948 of New Jersey, 17 N.J. Stat. Ann. Sec. 376 et seq.,
                                                       -- ---
concerning the change of control of banks, or (ii) if the shareholders of the Corporation have not voted to approve the issuance of the Common Stock required to be delivered upon a conversion of the Series A Convertible Preferred
Stock, in each case, the Corporation shall have the obligation to deliver cash pursuant to this paragraph (7)(i) upon any exercise of the conversion privilege.

       (8) Voting Rights.  (a) The holders of record of
           -------------
shares of Series A Convertible Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (8} or as otherwise provided by law.

       (b) If and whenever six quarterly dividends
(whether or not consecutive) payable on the Series A Convertible Preferred Stock have not been paid in full or if the Corporation shall have failed to discharge its Mandatory Redemption Obligation, the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of Series A Convertible Preferred Stock, together with the holders of shares of every other series of preferred stock upon which like rights to vote for the election of two additional directors have been conferred and are exercisable (resulting from either the failure to pay dividends or the failure to redeem) (any such other series is referred to as the "Preferred Shares"), voting as a single class regardless of series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Convertible Preferred Stock and the Preferred Shares called as hereinafter provided. Whenever all arrears in dividends on the Series A Convertible Preferred Stock and the Preferred Shares then outstanding shall have been paid and dividends thereon shall have been paid regularly for at least one year, or the Corporation shall have fulfilled its Mandatory Redemption Obligation, as the case may be, then the right of the holders of the Series A Convertible Preferred Stock and the Preferred Shares to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends or failure to fulfill any Mandatory Redemption Obligation), and the terms of office of all persons elected as directors by the holders of the Series A Convertible Preferred Stock and the Preferred Shares shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series A Convertible Preferred Stock and the Preferred Shares, the secretary of the Corporation may, and upon the written request of any holder of Series A Convertible Preferred Stock (addressed to the secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Convertible Preferred Stock and of the Preferred Shares for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Series A Convertible Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series A Convertible Preferred Stock and the Preferred Shares, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the holders of the Series A Convertible Preferred Stock and the Preferred Shares or the successor of such remaining director, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

       (c) Without the written consent of a majority of
the outstanding shares of Series A Convertible Preferred Stock or the vote of holders of a majority of the outstand-ing shares of Series A Convertible Preferred Stock at a meeting of the holders of Series A Convertible Preferred Stock called for such purpose. the Corporation will not (i) amend, alter or repeal any provision hereof or of the Certificate of Incorporation (by merger or otherwise) so as to affect the preferences, rights or powers of the Series A Convertible Preferred Stock; provided that any such
                             --------
amendment that changes the dividend payable on or the liquidation preference of the Series A Convertible Preferred Stock shall require the affirmative vote at a meeting of holders of Series A Convertible Preferred Stock called for such purpose or written consent of the holder of each share of Series A Convertible Preferred Stock; or (ii) create any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up or increase the number of authorized number of shares of any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up. Notwithstanding the foregoing, no consent of the holders of the Series A Convertible Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation,
(ii) the creation of any class of Junior Securities or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

       (d) In exercising the voting rights set forth in this paragraph (8), each share of Series A Convertible Preferred Stock shall have one vote per share, except that when any other series of preferred stock shall have the right to vote with the Series A Convertible Preferred Stock as a single class on any matter, then the Series A Convertible Preferred Stock and such other series shall have with respect to such matters one vote per $100 of stated liquidation preference. Except as set forth herein, the shares of Series A Convertible Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

       (9) Stockholders Agreement. The Series A
           ----------------------
Convertible Preferred Stock shall be subject to the provisions of the Stockholders Agreement among the Corporation, Kidder, Peabody Group Inc. and General Electric
Company dated December 16, 1994.

       (10) General Provisions.  (a) The term "Person" as
            ------------------
used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

       (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation (including treasury shares) or a subsidiary.

       (c) The headings of the paragraphs of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

       IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 15th day of December, 1994.


                                                PAINE WEBBER GROUP INC.

                                                By  /s/ Theodore A. Levine
                                                  --------------------------
                                                  Name: Theodore A. Levine
                                                  Title: Vice President

ATTEST:

     /s/ Dorothy F. Haughey
---------------------------
Name: Dorothy F. Haughey
Assistant Secretary